DEBTOR(S): Midway Gold US Inc.

CASE NUMBER: 15-16835

MONTHLY OPERATING REPORT
CHAPTER 11

Form 2-A
COVER SHEET

For Period End Date: 4/30/2017

Accounting Method: Accrual Basis [X] Cash Basis [ ]

Mark One Box for Each Required Document:

Debtor must attach each of the following documents unless the U. S. Trustee has waived the requirement in writing. File the original with the Clerk of Court. Submit a duplicate, with original signature, to the U. S. Trustee.

Report/Document Attached	Previously Waived	REQUIRED REPORTS/DOCUMENTS
X		1. Cash Receipts and Disursements Statement (Form 2-B)
X		2. Balance Sheet (Form 2-C)
X		3. Profit and Loss Statement (Form 2-D)
X		4. Supporting Schedules (Form 2-E)
X		5. Quarterly Fee Summary (Form 2-F)
X		6. Narrative (Form 2-G)
X		7. Bank Statements for All Bank Accounts *(Redact all but last 4 digits of account number and remove check images)*
X		8. Bank Statement Reconciliations for all Bank Accounts
N/A		9. Evidence of insurance for all policies renewed or replaced during month

I declare under penalty of perjury that the following Monthly Operating Report, and any attachments thereto are true, accurate and correct to the best of my knowledge and belief.

Executed on: 5/31/2017 **Print Name:** Dan Brosious

Signature: [signature]

Title: Chief Restructuring Officer

Rev. 5/31/2017

DEBTOR(S): Midway Gold US Inc. **CASE NO:** 15-16835

Form 2-B
CASH RECEIPTS AND DISBURSEMENTS STATEMENT (CURRENT MONTH)

4/1/2017 to 4/30/2017 Month 04-17

CASH FLOW SUMMARY 4/30/2017	Midway Gold Corp. 15-16836	Midway Gold U.S. Inc. 15-16835	Midway Services Co. 15-16840	MDW Mine ULC 15-16846	MDW Pan Hold Co. 15-16842	MDW Pan LLP 15-16843	MDW GR Hold Co. 15-16838	MDW Gold Rock LLP 15-16844	RR Exploration 15-16839	Nevada Talon LLC 15-16841	Midway Gold Realty 15-16845	GEH (BC) Holding Inc. 15-16847	GEH (US) Holding Inc. 15-16848	Golden Eagle Holding Inc. 15-16837	Consolidated
1. Beginning Cash Balance	$ 63,822	18,002,446	5,522	-	100	0	100	60,825	107	206	498,719	-	-	-	18,631,847
2. Cash Receipts															
Sales	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Sale of Assets	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Loans/advances	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Intercompany Transfer	-	-	10,000	-	-	-	-	-	325	325	-	-	-	-	10,650 [2]
Miscellaneous	-	14,206	-	-	-	-	-	-	-	-	-	-	-	-	14,206
Total Cash Receipts	$ 0	14,206	10,000	-	0	0	0	0	325	325	-	-	-	-	24,856
3. Cash Disbursements															
Operations	(63,480)	(35,683)	(13,802)	-	-	-	-	-	-	-	-	-	-	-	(112,965) [6]
Debt Service/Secured loan payment	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Professional fees/U.S. Trustee fees	-	(187,461)	(650)	-	-	-	-	(650)	(325)	(325)	(325)	-	-	-	(189,736)
Professional fees paid from retainer	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Intercompany Transfer	-	(10,650)	-	-	-	-	-	-	-	-	-	-	-	-	(10,650) [2]
Total Cash Disbursements	$ (63,480)	(233,794)	(14,452)	-	0	0	0	(650)	(325)	(325)	(325)	-	-	-	(313,350)
4. Net Cash Flow (Total Cash Receipts less Total Cash Disbursements)	(63,480)	(219,588)	(4,452)	-	-	0	-	(650)	-	-	(325)	-	-	-	(288,494)
5 Ending Cash Balance (to Form 2-C)	$ 342	17,782,858	1,071	-	100	0	100	60,175	107	206	498,394	-	-	-	18,343,353

CASH BALANCE SUMMARY

NA	Financial Institution	Balance 30-Apr-17
MDW Corp	TD Canada Trust (CAD)	$ 342 [4]
Midway Gold US	Wells Fargo N.A.	17,782,858
Midway Services Company	Wells Fargo N.A.	1,071
Nevada Talon	Wells Fargo N.A.	206
Realty	Wells Fargo N.A.	498,394
RR Exploration	Wells Fargo N.A.	107
Mine Services LLC [3]	Wells Fargo N.A.	363
MDW Pan Hold Co.	Wells Fargo N.A.	100
MDW GR Hold Co.	Wells Fargo N.A.	100
Midway Pan Mine Co. [3]	Wells Fargo N.A.	100
Midway Gold Rock Mine Co. [3]	Wells Fargo N.A.	100
MDW Pan LLP	Wells Fargo N.A.	0
MDW Pan LLP	BNY Mellon	0
MDW Gold Rock LLP	Wells Fargo N.A.	60,175
		$ 18,343,916 [5]

[1] Current month beginning cash balance should equal the previous month's ending balance.
[2] Difference in intercompany transfer is due to transfer made to non-debtor entities.
[3] Non-Debtor Entities.
[4] Balance is reflected in USD$. Canadian dollar equivalent is $306.65
[5] Ending cash balance in the Cash Balance Summary does not tie to the ending bank balance above due to the non-debtor bank balances.
[6] Monthly activity of $61,983 on Midway Gold Corp is related to recording an adjustment for cumulative FX differences for USD.

Rev. 5/31/2017

DEBTOR(S): Midway Gold US Inc. **CASE NO:** 15-16835

Form 2-B
CASH RECEIPTS AND DISBURSEMENTS STATEMENT (CUMULATIVE CASE TO DATE)
For Period 6/22/2015 to 4/30/2017

CASH FLOW SUMMARY 4/30/2017		Midway Gold Corp. 15-16836	Midway Gold U.S. Inc. 15-16835	Midway Services Co. 15-16840	MDW Mine ULC 15-16846	MDW Pan Hold Co. 15-16842	MDW Pan LLP 15-16843	MDW GR Hold Co. 15-16838	MDW Gold Rock LLP 15-16844	RR Exploration 15-16839	Nevada Talon LLC 15-16841	Midway Gold Realty 15-16845	GEH (BC) Holding Inc. 15-16847	GEH (US) Holding Inc. 15-16848	Golden Eagle Holding Inc. 15-16837	Consolidated
1. Beginning Cash Balance	$	280,447	14,511	84,638	-	100	419,144	100	3,494	4,733	919	2,930	-	-	-	811,014 [1]
2. Cash Receipts																
Sales		-	-	-	-	-	21,955,167	-	-	-	-	-	-	-	-	21,955,167
Sale of Assets		-	29,886,449	-	-	-	-	-	-	-	-	500,732	-	-	-	30,387,182
Loans/advances		-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Intercompany Transfer		484,818	5,896,588	4,950,000	-	5,019,208	404,872	715,208	715,000	148,825	56,325	6,500	-	-	-	18,397,345 [2]
Miscellaneous		62,855	968,416	76,150	-	-	679,419	-	61,511	-	-	-	-	-	-	1,848,350
Total Cash Receipts	$	547,673	36,751,453	5,026,150	-	5,019,208	23,039,458	715,208	776,511	148,825	56,325	507,232	-	-	-	72,588,044
3. Cash Disbursements																
Operations		(369,478)	(3,605,476)	(5,078,516)	-	(208)	(10,665,537)	(208)	(695,886)	(150,200)	(53,762)	(9,168)	-	-	-	(20,628,441) [6]
Debt Service/Secured loan payment		-	-	-	-	-	(5,890,616)	-	-	-	-	-	-	-	-	(5,890,616)
Professional fees/U.S. Trustee fees		(242,837)	(8,327,294)	(31,200)	-	-	(1,478,367)	-	(23,944)	(3,250)	(3,275)	(2,600)	-	-	-	(10,112,768)
Professional fees paid from retainer		(20,174)	(1,105)	-	-	-	-	-	-	-	-	-	-	-	-	(21,279)
Intercompany Transfer		(195,288)	(7,049,231)	-	-	(5,019,000)	(5,424,081)	(715,000)	-	-	-	-	-	-	-	(18,402,600) [2]
Total Cash Disbursements	$	(827,778)	(18,983,106)	(5,109,716)	-	(5,019,208)	(23,458,601)	(715,208)	(719,830)	(153,451)	(57,037)	(11,768)	-	-	-	(55,055,705)
4. Net Cash Flow (Total Cash Receipts less Total Cash Disbursements)		(280,105)	17,768,347	(83,567)	-	-	(419,143)	-	56,681	(4,626)	(712)	495,464	-	-	-	17,532,339
5 Ending Cash Balance (to Form 2-C)	$	342	17,782,858	1,071	-	100	0	100	60,175	107	206	498,394	-	-	-	18,343,353

CASH BALANCE SUMMARY

	Financial Institution	Book Balance 30-Apr-17	Book Balance 21-Jun-15
NA			
MDW Corp	TD Canada Trust (CAD)	$ 342 [4]	$ 280,447
Midway Gold US	Wells Fargo N.A.	17,782,858	14,511
Midway Services Company	Wells Fargo N.A.	1,071	84,638
Nevada Talon	Wells Fargo N.A.	206	919
Realty	Wells Fargo N.A.	498,394	2,930
RR Exploration	Wells Fargo N.A.	107	4,733
Mine Services LLC [3]	Wells Fargo N.A.	363	363
MDW Pan Hold Co.	Wells Fargo N.A.	100	100
MDW GR Hold Co.	Wells Fargo N.A.	100	100
Midway Pan Mine Co. [3]	Wells Fargo N.A.	100	100
Midway Gold Rock Mine Co. [3]	Wells Fargo N.A.	100	100
MDW Pan LLP	Rev. 8/31/2016	0	382,665
MDW Pan LLP	BNY Mellon	0	36,478
MDW Gold Rock LLP	Wells Fargo N.A.	60,175	3,494
		$ 18,343,916 [5]	$ 811,577

[1] Accumulated beginning cash balance is the cash available at the commencement of the case.
[2] Difference in intercompany transfer is due to transfer made to non-debtor entities and exchange rates.
[3] Non-Debtor Entities.
[4] Balance is reflected in USD$. Canadian dollar equivalent is $396.65
[5] Ending cash balance in the Cash Balance Summary does not tie to the ending bank balance above due to the non-debtor bank balances.
[6] Monthly activity of $61,983 on Midway Gold Corp is related to recording an adjustment for cumulative FX differences for USD.

DEBTOR(S): Midway Gold US Inc. CASE NO: 15-16835

CASH DISBURSEMENTS BY DEBTOR (CURRENT MONTH)

4/1/2017 to 4/30/2017 Month 04-17

Case No.	Case Name	# of Bank Accounts	Total Monthly Disbursements by Debtor	Less: Intercompany Transfers	Amount to Quarterly Trustee Fees
15-16835	Midway Gold Corp. US (Midway Gold US)	One Wells Fargo	(233,794)	(10,650)	(223,144)
15-16836	Midway Gold Corp. (MDW Corp)	One Canadian Account	(63,480)	-	(63,480)
15-16837	Golden Eagle Holding	No Bank Account	-	-	-
15-16838	MDW-GR Holding	One Wells Fargo	-	-	-
15-16839	RR Exploration	One Wells Fargo	(325)	-	(325)
15-16840	Midway Services Co.	One Wells Fargo	(14,452)	-	(14,452)
15-16841	Nevada Talon, LLC	One Wells Fargo	(325)	-	(325)
15-16842	MDW Pan Holding	One Wells Fargo	-	-	-
15-16843	MDW Pan, LLP	One Wells Fargo / Four BNY Mellon	-	-	-
15-16844	MDW Gold Rock, LLP	One Wells Fargo	(650)	-	(650)
15-16845	Midway Gold Realty	One Wells Fargo	(325)	-	(325)
15-16846	MDW Mine ULC	No Bank Account	-	-	-
15-16847	GEH (BC) Holding	No Bank Account	-	-	-
15-16848	GEH (US) Holding	No Bank Account	-	-	-
	Total		(313,350)	(10,650)	(302,700)

DEBTOR(S): Midway Gold US Inc. **CASE NO:** 15-16835

Form 2-B
CASH RECEIPTS AND DISBURSEMENTS STATEMENT
For Period: 4/1/2017 to 4/30/2017

CASH RECEIPTS DETAIL **Account No:** Includes all debtor accounts

(attach additional sheets as necessary)

Date	Payer	Entity	Description	Amount (USD$)
4/11/2017	Marsh refund	2	Miscellaneous	14,086.00
4/30/2017	Wells Fargo	2	Miscellaneous	119.90
4/20/2017	Wells Fargo	5	Intercompany Transfer	325.00
4/20/2017	Wells Fargo	10	Intercompany Transfer	325.00
4/11/2017	Wells Fargo	16	Intercompany Transfer	10,000.00

Total Sales	$	0.00
Total Intercompany Transfers	$	10,650.00
Total Sale of Assets	$	0.00
Total Miscellaneous	$	14,205.90
Total Cash Receipts	$	**24,855.90** [1]

Rev. 5/31/2017

DEBTOR(S): Midway Gold US Inc. **CASE NO:** 15-16835

Form 2-B
CASH RECEIPTS AND DISBURSEMENTS STATEMENT
For Period: 4/1/2017 to 4/30/2017

CASH DISBURSEMENTS DETAIL **Account No:** Includes all debtor accounts
(attach additional sheets as necessary)

Entity	Date	Check No.	Payee		Amount (USD$)
21	4/14/2017	967	Blender Media	$	-675.07
21	4/14/2017	968	Computer Share	$	-754.40
21	4/14/2017	969	Filing Services Canada Inc.	$	-37.50
21	4/30/2017	fees	Service charges	$	-30.31
21	4/30/2017	FX ADJ	NA	$	-61,982.62
2	4/11/2017		Service Charge	$	-321.64
2	4/11/2017		Co. 2 to Co. 16	$	-10,000.00
2	4/14/2017		Gavin Solmonese	$	-4,467.03
2	4/14/2017		Sender Wasserman	$	-7,228.66
2	4/14/2017		FTI Consulting	$	-28,008.79
2	4/14/2017		Squire Patton Boggs	$	-84,000.79
2	4/14/2017		Cooley	$	-14,976.83
2	4/14/2017		ISC dba Venture Tech	$	-555.00
2	4/14/2017		Teresa Gustine	$	-725.00
2	4/20/2017		US Trustee	$	-325.00
2	4/20/2017		US Trustee	$	-325.00
2	4/14/2017	6441	Parr Brown Gee & Loveless	$	-639.00
2	4/14/2017	6438	Frank Yu	$	-5,500.00
2	4/14/2017	6445	Trey Anderson	$	-3,500.00
2	4/14/2017	6439	Martin Hale Jr	$	-4,750.00
2	4/14/2017	6442	Richard Sawchak	$	-7,250.00
2	4/20/2017	6443	Tab Products CO LLC	$	-121.28
2	4/14/2017	6440	Matthew Goldfarb	$	-5,000.00
2	4/14/2017	6444	Tonopah Public Utilities	$	-37.15
2	4/14/2017	6437	Drozdoff Group LLC	$	-1,175.00
2	4/28/2017	6446	Broadridge ISC	$	-17.74
2	4/28/2017	6447	Dorsey & Whitney LLP	$	-2,873.50
2	4/28/2017	6448	NV Energy	$	-123.95
2	4/28/2017	6449	US Trustee	$	-325.00
2	4/28/2017	6450	US Trustee	$	-325.00
2	4/28/2017	6451	US Trustee	$	-325.00
2	4/28/2017	6452	US Trustee	$	-325.00
2	4/28/2017	6453	US Trustee	$	-325.00
2	4/28/2017	6454	US Trustee	$	-4,875.00
2	4/28/2017	6455	US Trustee	$	-325.00
2	4/28/2017	6456	US Trustee	$	-325.00
2	4/28/2017	145371	CT Corp	$	-807.00
2	4/28/2017	145372	Certent Inc	$	-4,914.96
2	4/28/2017	145373	Epiq	$	-38,116.04
2	4/28/2017	145374	Teresa Gustine	$	-884.59

DEBTOR(S): Midway Gold US Inc. **CASE NO:** 15-16835

Form 2-B
CASH RECEIPTS AND DISBURSEMENTS STATEMENT
For Period: 4/1/2017 to 4/30/2017

CASH DISBURSEMENTS DETAIL **Account No:** Includes all debtor accounts

(attach additional sheets as necessary)

Entity	Date	Check No.	Payee		Amount (USD$)
5	4/28/2017	1075	US Trustee	$	-325.00
9	4/28/2017	2118	US Trustee	$	-325.00
10	4/28/2017	3449	US Trustee	$	-325.00
16	4/1/2017		MetLife Group Benefits	$	-382.95
16	4/1/2017		United Healthcare - Duluth	$	-1,661.31
16	4/1/2017		Vision Services Plan	$	-23.79
16	4/11/2017		Paycom	$	-3,955.04
16	4/18/2017		Principal	$	-423.08
16	4/21/2017		Vision Services Plan	$	-35.00
16	4/21/2017	1100	CT Corp	$	-179.40
16	4/25/2017		Principal	$	-1,168.85
16	4/26/2017		Paycom	$	-5,589.17
16	4/28/2017	1101	MetLife Group Benefits	$	-382.95
16	4/28/2017	1102	US Trustee	$	-650.00
20	4/28/2017	1102	US Trustee	$	-325.00
20	4/28/2017	1103	US Trustee	$	-325.00
			Total Cash Disbursements	$	-313,350.39 [1]

[1] Total for all accounts should agree with total cash disbursements listed on Form 2-B, page 1

Rev. 5/31/2017

DEBTOR(S): Midway Gold US Inc. **CASE NO:** 15-16835

Form 2-C

COMPARATIVE BALANCE SHEET

For Period Ended: 4/30/2017

		CONSOLIDATED April 30, 2017 Actual	CONSOLIDATED June 21, 2015 Actual
Assets			
Total Current Assets			
Cash and Cash Equivalents		18,343,916	811,577
Accounts Receivable		(84)	201,443
Inventory		0	20,105,452
Prepaid		1,417,918	3,871,105
Other Current Assets		6,297	102,495
Total Current Assets		19,768,047	25,092,072
Investments		375	375
Investment in Partnerships		0	0
Property & Equipment		9,773	132,722,845
Reclamation Deposits		42	3,744,642
Mineral Properties		0	18,029,003
Other Long Term Assets		44,931	98,248
Total Long Term Assets		55,121	154,595,113
Total Assets		19,823,168	179,687,185
Current Liabilities			
Accounts Payable - Pre-Petition		(18,361,961)	(21,646,032)
Accounts Payable - Post-Petition		(238,072)	0
Reclamation and Remediation		0	(8,715)
Other Short Term Liabilities		(224,987)	(265,260)
Short Term Debt		(49,611,675)	(51,673,880)
Total Current Liabilities		(68,436,695)	(73,593,887)
Long Term Liabilities			
Reclamation and Remediation		0	(8,399,001)
Intercompany		(65)	(65)
Other Long Term Liabilities		0	(389,394)
Long Term Debt		0	0
Employee Related Benefits		0	(2,500)
Total Long Term Liabilities		(65)	(8,790,960)
Total Liabilities		(68,436,760)	(82,384,847)
Redeemable Preferred Stock		(59,953,067)	(54,382,285)
Shareholder's Equity			
Common Stock		(167,744,626)	(167,744,626)
Partnership Capital	NA	0	0
Accum OCI		556,290	556,290
Current Year Retained Earnings		923,776	25,463,917
Accumulated Deficit		274,831,219	98,804,366
Total Shareholder's Equity		108,566,659	(42,920,053)
Liability and Equity		(19,823,168)	(179,687,185)

[1] Petition date values are taken from the Debtor's balance sheet as of the petition date or are the values listed on the Debtor's schedules.

Rev. 5/31/2017

DEBTOR(S):
CASE NO:

Form 2-D
PROFIT AND LOSS STATEMENT

For Period 4/1/2017 **to** 4/30/2017

	CONSOLIDATED April 2017 Actual		CONSOLIDATED January 2017 [1] Actual (Accum Post-Petition)
Revenue			
Sales	0		(21,952,883)
Total Revenue	0		(21,952,883)
Cost of Sales			
Cost of Goods Sold	0		16,900,088
Depreciation	0		7,762,294
Inventory Write-Down	0		10,387,265
Total Cost of Sales	0		35,049,647
Accretion	0		368,547
Mineral exploration expenditures	0		1,034,160
Impairment of Long Lived Assets	0		126,249,499
General & Administrative			
Consulting	60,840		3,090,508
Depreciation - CGA	2,804		280,979
Interest and bank charges	354		24,186
Legal, audit and accounting	44,328		4,727,676
Office & administrative	77,486		1,698,962
Salaries and benefits	17,563		2,094,309
Transfer agent and filing fees	5,672		70,078
Travel			11,792
Investor relations	0		67,259
Total General & Administrative	209,047		12,065,749
Total Operating Costs	209,047		174,767,602
Foreign exchange (gain) loss	61,983		62,734
Other income	(122)		1,477,346
(Gain) loss on disposal of PP&E	639		(10,470,681)
Interest and investment income			(2,117)
Total Other (Income) Expense	62,500		(8,932,718)
Restructuring Items	0		3,828,412
Net Loss Before Income Tax	271,547		147,710,412
Income tax recovery	0		0
Net Income	271,547		147,710,412

[1] Accumulated totals include all revenue and expenses since the petition date.

DEBTOR(S): Midway Gold US Inc. **CASE NO:** 15-16835

Form 2-E (Page 1 of 2)
SUPPORTING SCHEDULES

For Period: 4/1/2017 to 4/30/2017

Summary of Post-Petition Taxes				
	1	2	3	4
Type of tax	Unpaid post-petition taxes from prior reporting month(1)	Post-petition taxes accrued this month (new obligations)	Post-petition tax payments made this reporting month	Unpaid post-petition taxes at end of reporting month (columns 1+2-3)
Federal				
Employee income tax withheld	$528	$1,178	$1,117	$589
Employee FICA taxes withheld	231	732	659	303
Employer FICA taxes	231	732	659	303
Unemployment taxes				
Other:				
State				
Sales, use & excise taxes				
Unemployment taxes				
Other:				
Local				
Personal property taxes				
Real property taxes				
Other:				
			Total unpaid post-petition taxes	$1,195

[1] For first report, the beginning balance in column 1 will be $0; thereafter, beginning balance will be ending balance from prior report.

Insurance Coverage Summary				
Type of insurance	Insurance carrier	Coverage amount	Policy expiration date	*Premium paid through date
Workers' compensation	Federal INS	$1,000,000	8/1/2017	8/1/2017
General liability	Federal INS	1,000,000	8/1/2017	8/1/2017
Property (fire, theft, etc.)	National UN-PA	35,000,000	8/31/2016	8/31/2016
Vehicle	Federal INS	1,000,000	8/1/2017	8/1/2017
Other (list): Umbrella Liability	Federal INS	25,000,000	8/1/2017	8/1/2017
Other (list): Pollution Liability	Ironshore Specialty	5,000,000	7/17/2016	7/17/2016

If any policies were renewed or replaced during reporting period, attach new certificate of insurance.

* Updated copies of Certificate of Insurance will be provided in the February 2017 Report.

DEBTOR(S): Midway Gold US Inc. **CASE NO:** 15-16835

Form 2-E (Page 2 of 2)
SUPPORTING SCHEDULES

For Period: 4/1/2017 to 4/30/2017

Accounts Receivable Aging Summary (attach detailed aging report)					
	30 days or less	31 to 60 days	61 to 90 days	Over 90 days	Total at month end
Pre-petition receivables	$ -	$ -	$ -	$ -	$ -
Post-petition receivables	(84)				(84)
Total	$ (84)	$ -	$ -	$ -	$ (84)

Post-Petition Accounts Payable Aging Summary (attach detailed aging report)					
	30 days or less	31 to 60 days	61 to 90 days	Over 90 days	Total at month end
Trade Payables	$ 62,300	$ -	$ 45,462	$ -	$ 107,761
Other Payables	130,311				130,311
Total	$ 192,610	$ -	$ 45,462	$ -	$ 238,072

SCHEDULE OF PAYMENTS TO ATTORNEYS AND OTHER PROFESSIONALS					
	Month-end Retainer Balance	Current Month's Accrual	Paid in Current Month	Court Approval Date	Month-end Balance Due [1]
Debtor Counsel - Squire Patton Boggs	$ 54,678	$ (102,480)	$ (84,001)	7/17/2015	$ (47,802)
Debtor Local Counsel - S&W	25,000	(14,623)	(7,229)	7/16/2015	10,377
Debtor Canadian Counsel - DLA Piper	-	-	-	N/A	-
Canadian Information Officer - E&Y	40,196	-	-	N/A	40,196
EY Counsel - Borden Ladner Gervais	-	-	-	N/A	-
Debtor Financial Advisor - FTI Consulting	97,404	(47,207)	(28,009)	7/24/2015	50,197
Investment Bank - Moelis	-	-	-	11/6/2015	-
Lender's Counsel - Luskin Stern	-		-	N/A	-
Lender's Local Counsel - Fairfield & Woods	-	-	-	N/A	-
Lender's Financial Advisor - RPA	50,000	-	-	N/A	50,000
Lender's Technical Advisor - RPA	-	-	-	N/A	-
Lender's Counsel - Parsons Behle & Latiner	-	-	-	N/A	-
UCC Counsel - Cooley	-	(32,984)	(14,977)	8/14/2015	(32,984)
UCC Financial Advisor - Gavin Solmonese	-	(3,655)	(4,467)	8/19/2015	(3,655)
Epiq	10,947	(19,130)	(2,874)	7/23/2015	(8,183)
Total	NA	$ (220,079)	$ (141,556)		$ 58,147

[1] Balance due to include fees and expenses incurred but not yet paid.

SCHEDULE OF PAYMENTS AND TRANSFERS TO PRINCIPALS/EXECUTIVES [2]			
Payee Name	Position	Nature of Payment	Amount
FTI Consulting	CRO and Temporary Staff	Professional Fees and Expenses	$ 28,009

[2] List payments and transfers of any kind and in any form made to or for the benefit of any proprietor, owner, partner, shareholder, officer, or director.

DEBTOR(S): Midway Gold Corp. 21 CASE NO: 15-16836

Form 2-F
QUARTERLY FEE SUMMARY
For the Month Ended: 4/30/2017

Month	Year 4/30/2017		Cash Disbursements		Quarterly Fee Due	Check No.	Date Paid
January	2017	$	2,033				
February	2017		8,543				
March	2017		1,280				
TOTAL 1st Quarter		$	11,855.79	$	325	6455	4/28/2017
April	2017	$	63,480		650		
May	2017		0				
June	2017		0				
TOTAL 2nd Quarter		$	63,479.90	$	650		
July	2017	$	0				
August	2017		0				
September	2017		0				
TOTAL 3rd Quarter		$	0.00	$	0		
October	2017	$	0				
November	2017		0				
December	2017		0				
TOTAL 4th Quarter		$	0.00	$	0		

FEE SCHEDULE (as of JANUARY 1, 2008)
Subject to changes that may occur to 28 U.S.C. §1930(a)(6)

Quarterly Disbursements	Fee	Quarterly Disbursements	Fee
$0 to $14,999......................	$325	$1,000,000 to $1,999,999......................	$6,500
$15,000 to $74,999.............	$650	$2,000,000 to $2,999,999......................	$9,750
$75,000 to $14(NA	$975	$3,000,000 to $4,999,999......................	$10,400
$150,000 to $224,999.........	$1,625	$5,000,000 to $14,999,999	$13,000
$225,000 to $299,999..........	$1,950	$15,000,000 to $29,999,999....	$20,000
$300,000 to $999,999..........	$4,875	$30,000,000 or more........	$30,000

Failure to pay the quarterly fee is cause for conversion or dismissal of the chapter 11 case. [11 U.S.C. Sec. 1112(b)(10)]
In addition, unpaid fees are considered a debt owed to the United States and will be assessed interest under 31 U.S.C. §3717

DEBTOR(S): Midway Gold U.S. Inc. 2 CASE NO: 15-16835

Form 2-F
QUARTERLY FEE SUMMARY
For the Month Ended: 4/30/2017

Month	Year		Cash Disbursements		Quarterly Fee Due	Check No.	Date Paid
January	2017	$	72,387				
February	2017		51,490				
March	2017		459,413				
TOTAL 1st Quarter		$	583,289.46	$	4,875	6454	4/28/2017
April	2017	$	233,794		1950		
May	2017		0				
June	2017		0				
TOTAL 2nd Quarter		$	233,793.95	$	1,950		
July	2017	$	0				
August	2017		0				
September	2017		0				
TOTAL 3rd Quarter		$	0.00	$	0		
October	2017	$	0				
November	2017		0				
December	2017		0				
TOTAL 4th Quarter		$	0.00	$	0		

FEE SCHEDULE (as of JANUARY 1, 2008)

Subject to changes that may occur to 28 U.S.C. §1930(a)(6)

Quarterly Disbursements	Fee	Quarterly Disbursements	Fee
$0 to $14,999......................	$325	$1,000,000 to $1,999,999....................	$6,500
$15,000 to $74,999...........	$650	$2,000,000 to $2,999,999....................	$9,750
$75,000 to $149,999..........	$975	$3,000,000 to $4,999,999.....................	$10,400
$150,000 to $224,999........	$1,625	$5,000,000 to $14,999,999	$13,000
$225,000 to $299,999........	$1,950	$15,000,000 to $29,999,999....	$20,000
$300,000 to $999,999........	$4,875	$30,000,000 or more........	$30,000

Failure to pay the quarterly fee is cause for conversion or dismissal of the chapter 11 case. [11 U.S.C. Sec. 1112(b)(10)]
In addition, unpaid fees are considered a debt owed to the United States and will be assessed interest under 31 U.S.C. §3717

DEBTOR(S): Midway Services Company 16 CASE NO: 15-16840

Form 2-F
QUARTERLY FEE SUMMARY
For the Month Ended: 4/30/2017

Month	Year		Cash Disbursements		Quarterly Fee Due	Check No.	Date Paid
January	2017	$	18,459				
February	2017		10,465				
March	2017		11,803				
TOTAL 1st Quarter		$	40,727.13	$	650	1102	4/28/2017
April	2017	$	14,452		325		
May	2017		0				
June	2017		0				
TOTAL 2nd Quarter		$	14,451.54	$	325		
July	2017	$	0				
August	2017		0				
September	2017		0				
TOTAL 3rd Quarter		$	0.00	$	0		
October	2017	$	0				
November	2017		0				
December	2017		0				
TOTAL 4th Quarter		$	0.00	$	0		

FEE SCHEDULE (as of JANUARY 1, 2008)
Subject to changes that may occur to 28 U.S.C. §1930(a)(6)

Quarterly Disbursements	Fee	Quarterly Disbursements	Fee
$0 to $14,999......................	$325	$1,000,000 to $1,999,999......................	$6,500
$15,000 to $74,999............	$650	$2,000,000 to $2,999,999......................	$9,750
$75,000 to $149,999..........	$975	$3,000,000 to $4,999,999......................	$10,400
$150,000 to $224,999.........	$1,625	$5,000,000 to $14,999,999	$13,000
$225,000 to $299,999.........	$1,950	$15,000,000 to $29,999,999....	$20,000
$300,000 to $999,999.........	$4,875	$30,000,000 or more.........	$30,000

Failure to pay the quarterly fee is cause for conversion or dismissal of the chapter 11 case. [11 U.S.C. Sec. 1112(b)(10)]
In addition, unpaid fees are considered a debt owed to the United States and will be assessed interest under 31 U.S.C. §3717

DEBTOR(S): MDW Mine ULC
13

CASE NO: 15-16846

Form 2-F
QUARTERLY FEE SUMMARY
For the Month Ended: 4/30/2017

Month	Year		Cash Disbursements		Quarterly Fee Due	Check No.	Date Paid
January	2017	$	0				
February	2017		0				
March	2017		0				
TOTAL 1st Quarter		$	0.00	$	325	6449	4/28/2017
April	2017	$	0		325		
May	2017		0				
June	2017		0				
TOTAL 2nd Quarter		$	0.00	$	325		
July	2017	$	0				
August	2017		0				
September	2017		0				
TOTAL 3rd Quarter		$	0.00	$	0		
October	2017	$	0				
November	2017		0				
December	2017		0				
TOTAL 4th Quarter		$	0.00	$	0		

FEE SCHEDULE (as of JANUARY 1, 2008)

Subject to changes that may occur to 28 U.S.C. §1930(a)(6)

Quarterly Disbursements	Fee	Quarterly Disbursements	Fee
$0 to $14,999......................	$325	$1,000,000 to $1,999,999.....................	$6,500
$15,000 to $74,999............	$650	$2,000,000 to $2,999,999.....................	$9,750
$75,000 to $149,999..........	$975	$3,000,000 to $4,999,999.....................	$10,400
$150,000 to $224,999........	$1,625	$5,000,000 to $14,999,999	$13,000
$225,000 to $299,999........	$1,950	$15,000,000 to $29,999,999....	$20,000
$300,000 to $999,999........	$4,875	$30,000,000 or more.........	$30,000

Failure to pay the quarterly fee is cause for conversion or dismissal of the chapter 11 case. [11 U.S.C. Sec. 1112(b)(10)]
In addition, unpaid fees are considered a debt owed to the United States and will be assessed interest under 31 U.S.C. §3717

DEBTOR(S): MDW Pan Hold Co. 14

CASE NO: 15-16842

Form 2-F
QUARTERLY FEE SUMMARY
For the Month Ended: 4/30/2017

Month	Year	Cash Disbursements	Quarterly Fee Due	Check No.	Date Paid
January	2017 $	0			
February	2017	0			
March	2017	0			
TOTAL 1st Quarter $		0.00 $	325	6451	4/28/2017
April	2017 $	0	325		
May	2017	0			
June	2017	0			
TOTAL 2nd Quarter $		0.00 $	325		
July	2017 $	0			
August	2017	0			
September	2017	0			
TOTAL 3rd Quarter $		0.00 $	0		
October	2017 $	0			
November	2017	0			
December	2017	0			
TOTAL 4th Quarter $		0.00 $	0		

FEE SCHEDULE (as of JANUARY 1, 2008)

Subject to changes that may occur to 28 U.S.C. §1930(a)(6)

Quarterly Disbursements	Fee	Quarterly Disbursements	Fee
$0 to $14,999......................	$325	$1,000,000 to $1,999,999....................	$6,500
$15,000 to $74,999............	$650	$2,000,000 to $2,999,999....................	$9,750
$75,000 to $149,999..........	$975	$3,000,000 to $4,999,999......................	$10,400
$150,000 to $224,999........	$1,625	$5,000,000 to $14,999,999	$13,000
$225,000 to $299,999........	$1,950	$15,000,000 to $29,999,999....	$20,000
$300,000 to $999,999........	$4,875	$30,000,000 or more.........	$30,000

Failure to pay the quarterly fee is cause for conversion or dismissal of the chapter 11 case. [11 U.S.C. Sec. 1112(b)(10)]
In addition, unpaid fees are considered a debt owed to the United States and will be assessed interest under 31 U.S.C. §3717

DEBTOR(S): MDW Pan LLP 19 CASE NO: 15-16843

Form 2-F
QUARTERLY FEE SUMMARY
For the Month Ended: 4/30/2017

Month	Year	Cash Disbursements	Quarterly Fee Due	Check No.	Date Paid
January	2017	$ 0			
February	2017	0			
March	2017	0			
TOTAL 1st Quarter		$ 0.00	$ 325	6456	4/28/2017
April	2017	$ 0	325		
May	2017	0			
June	2017	0			
TOTAL 2nd Quarter		$ 0.00	$ 325		
July	2017	$ 0			
August	2017	0			
September	2017	0			
TOTAL 3rd Quarter		$ 0.00	$ 0		
October	2017	$ 0			
November	2017	0			
December	2017	0			
TOTAL 4th Quarter		$ 0.00	$ 0		

FEE SCHEDULE (as of JANUARY 1, 2008)

Subject to changes that may occur to 28 U.S.C. §1930(a)(6)

Quarterly Disbursements	Fee	Quarterly Disbursements	Fee
$0 to $14,999......................	$325	$1,000,000 to $1,999,999....................	$6,500
$15,000 to $74,999............	$650	$2,000,000 to $2,999,999....................	$9,750
$75,000 to $149,999..........	$975	$3,000,000 to $4,999,999....................	$10,400
$150,000 to $224,999........	$1,625	$5,000,000 to $14,999,999	$13,000
$225,000 to $299,999........	$1,950	$15,000,000 to $29,999,999....	$20,000
$300,000 to $999,999........	$4,875	$30,000,000 or more........	$30,000

Failure to pay the quarterly fee is cause for conversion or dismissal of the chapter 11 case. [11 U.S.C. Sec. 1112(b)(10)]
In addition, unpaid fees are considered a debt owed to the United States and will be assessed interest under 31 U.S.C. §3717

DEBTOR(S): MDW GR Hold Co. 15 CASE NO: 15-16838

Form 2-F
QUARTERLY FEE SUMMARY
For the Month Ended: 4/30/2017

Month	Year		Cash Disbursements	Quarterly Fee Due	Check No.	Date Paid
January	2017	$	0			
February	2017		0			
March	2017		0			
TOTAL 1st Quarter		$	0.00 $	325	1102	4/28/2017
April	2017	$	0	325		
May	2017		0			
June	2017		0			
TOTAL 2nd Quarter		$	0.00 $	325		
July	2017	$	0			
August	2017		0			
September	2017		0			
TOTAL 3rd Quarter		$	0.00 $	0		
October	2017	$	0			
November	2017		0			
December	2017		0			
TOTAL 4th Quarter		$	0.00 $	0		

FEE SCHEDULE (as of JANUARY 1, 2008)

Subject to changes that may occur to 28 U.S.C. §1930(a)(6)

Quarterly Disbursements	Fee	Quarterly Disbursements	Fee
$0 to $14,999	$325	$1,000,000 to $1,999,999	$6,500
$15,000 to $74,999	$650	$2,000,000 to $2,999,999	$9,750
$75,000 to $149,999	$975	$3,000,000 to $4,999,999	$10,400
$150,000 to $224,999	$1,625	$5,000,000 to $14,999,999	$13,000
$225,000 to $299,999	$1,950	$15,000,000 to $29,999,999	$20,000
$300,000 to $999,999	$4,875	$30,000,000 or more	$30,000

Failure to pay the quarterly fee is cause for conversion or dismissal of the chapter 11 case. [11 U.S.C. Sec. 1112(b)(10)]
In addition, unpaid fees are considered a debt owed to the United States and will be assessed interest under 31 U.S.C. §3717

DEBTOR(S): MDW GR LLP 20 | CASE NO: 15-16844

Form 2-F
QUARTERLY FEE SUMMARY
For the Month Ended: 4/30/2017

Month	Year		Cash Disbursements		Quarterly Fee Due	Check No.	Date Paid
January	2017	$	650				
February	2017		0				
March	2017		505				
TOTAL 1st Quarter		$	1,155.36	$	325	1103	4/28/2017
April	2017	$	650		325		
May	2017		0				
June	2017		0				
TOTAL 2nd Quarter		$	650.00	$	325		
July	2017	$	0				
August	2017		0				
September	2017		0				
TOTAL 3rd Quarter		$	0.00	$	0		
October	2017	$	0				
November	2017		0				
December	2017		0				
TOTAL 4th Quarter		$	0.00	$	0		

FEE SCHEDULE (as of JANUARY 1, 2008)

Subject to changes that may occur to 28 U.S.C. §1930(a)(6)

Quarterly Disbursements	Fee	Quarterly Disbursements	Fee
$0 to $14,999....................	$325	$1,000,000 to $1,999,999....................	$6,500
$15,000 to $74,999...........	$650	$2,000,000 to $2,999,999....................	$9,750
$75,000 to $149,999..........	$975	$3,000,000 to $4,999,999....................	$10,400
$150,000 to $224,999.......	$1,625	$5,000,000 to $14,999,999	$13,000
$225,000 to $299,999.......	$1,950	$15,000,000 to $29,999,999....	$20,000
$300,000 to $999,999.......	$4,875	$30,000,000 or more........	$30,000

Failure to pay the quarterly fee is cause for conversion or dismissal of the chapter 11 case. [11 U.S.C. Sec. 1112(b)(10)]
In addition, unpaid fees are considered a debt owed to the United States and will be assessed interest under 31 U.S.C. §3717

DEBTOR(S): RR Exploration 10 | CASE NO: 15-16839

Form 2-F
QUARTERLY FEE SUMMARY
For the Month Ended: 4/30/2017

Month	Year	Cash Disbursements	Quarterly Fee Due	Check No.	Date Paid
January	2017	$ 525			
February	2017	0			
March	2017	625			
TOTAL 1st Quarter		$ 1,150.18	$ 325	3449	4/28/2017
April	2017	$ 325	325		
May	2017	0			
June	2017	0			
TOTAL 2nd Quarter		$ 325.00	$ 325		
July	2017	$ 0			
August	2017	0			
September	2017	0			
TOTAL 3rd Quarter		$ 0.00	$ 0		
October	2017	$ 0			
November	2017	0			
December	2017	0			
TOTAL 4th Quarter		$ 0.00	$ 0		

FEE SCHEDULE (as of JANUARY 1, 2008)

Subject to changes that may occur to 28 U.S.C. §1930(a)(6)

Quarterly Disbursements	Fee	Quarterly Disbursements	Fee
$0 to $14,999......................	$325	$1,000,000 to $1,999,999....................	$6,500
$15,000 to $74,999...........	$650	$2,000,000 to $2,999,999....................	$9,750
$75,000 to $149,999..........	$975	$3,000,000 to $4,999,999......................	$10,400
$150,000 to $224,999........	$1,625	$5,000,000 to $14,999,999	$13,000
$225,000 to $299,999........	$1,950	$15,000,000 to $29,999,999....	$20,000
$300,000 to $999,999........	$4,875	$30,000,000 or more........	$30,000

Failure to pay the quarterly fee is cause for conversion or dismissal of the chapter 11 case. [11 U.S.C. Sec. 1112(b)(10)]
In addition, unpaid fees are considered a debt owed to the United States and will be assessed interest under 31 U.S.C. §3717

DEBTOR(S): Nevada Talon 5 | CASE NO: 15-16841

Form 2-F
QUARTERLY FEE SUMMARY
For the Month Ended: 4/30/2017

Month	Year	Cash Disbursements	Quarterly Fee Due	Check No.	Date Paid
January	2017	$ 525			
February	2017	0			
March	2017	275			
TOTAL 1st Quarter		$ 800.18	$ 325	1075	4/28/2017
April	2017	$ 325	325		
May	2017	0			
June	2017	0			
TOTAL 2nd Quarter		$ 325.00	$ 325		
July	2017	$ 0			
August	2017	0			
September	2017	0			
TOTAL 3rd Quarter		$ 0.00	$ 0		
October	2017	$ 0			
November	2017	0			
December	2017	0			
TOTAL 4th Quarter		$ 0.00	$ 0		

FEE SCHEDULE (as of JANUARY 1, 2008)

Subject to changes that may occur to 28 U.S.C. §1930(a)(6)

Quarterly Disbursements	Fee	Quarterly Disbursements	Fee
$0 to $14,999......................	$325	$1,000,000 to $1,999,999....................	$6,500
$15,000 to $74,999............	$650	$2,000,000 to $2,999,999....................	$9,750
$75,000 to $149,999..........	$975	$3,000,000 to $4,999,999.....................	$10,400
$150,000 to $224,999........	$1,625	$5,000,000 to $14,999,999	$13,000
$225,000 to $299,999........	$1,950	$15,000,000 to $29,999,999....	$20,000
$300,000 to $999,999........	$4,875	$30,000,000 or more........	$30,000

Failure to pay the quarterly fee is cause for conversion or dismissal of the chapter 11 case. [11 U.S.C. Sec. 1112(b)(10)]
In addition, unpaid fees are considered a debt owed to the United States and will be assessed interest under 31 U.S.C. §3717

DEBTOR(S): Midway Realty 9 | CASE NO: 15-16845

Form 2-F
QUARTERLY FEE SUMMARY
For the Month Ended: 4/30/2017

Month	Year	Cash Disbursements	Quarterly Fee Due	Check No.	Date Paid
January	2017 $	325			
February	2017	0			
March	2017	0			
TOTAL 1st Quarter $		325.00 $	325	2118	4/28/2017
April	2017 $	325	325		
May	2017	0			
June	2017	0			
TOTAL 2nd Quarter $		325.00 $	325		
July	2017 $	0			
August	2017	0			
September	2017	0			
TOTAL 3rd Quarter $		0.00 $	0		
October	2017 $	0			
November	2017	0			
December	2017	0			
TOTAL 4th Quarter $		0.00 $	0		

FEE SCHEDULE (as of JANUARY 1, 2008)
Subject to changes that may occur to 28 U.S.C. §1930(a)(6)

Quarterly Disbursements	Fee	Quarterly Disbursements	Fee
$0 to $14,999....................	$325	$1,000,000 to $1,999,999....................	$6,500
$15,000 to $74,999............	$650	$2,000,000 to $2,999,999....................	$9,750
$75,000 to $149,999..........	$975	$3,000,000 to $4,999,999....................	$10,400
$150,000 to $224,999........	$1,625	$5,000,000 to $14,999,999	$13,000
$225,000 to $299,999........	$1,950	$15,000,000 to $29,999,999....	$20,000
$300,000 to $999,999........	$4,875	$30,000,000 or more........	$30,000

Failure to pay the quarterly fee is cause for conversion or dismissal of the chapter 11 case. [11 U.S.C. Sec. 1112(b)(10)]
In addition, unpaid fees are considered a debt owed to the United States and will be assessed interest under 31 U.S.C. §3717

DEBTOR(S): GEH (BC) Holding 6 CASE NO: 15-16847

Form 2-F
QUARTERLY FEE SUMMARY
For the Month Ended: 4/30/2017

Month	Year		Cash Disbursements		Quarterly Fee Due	Check No.	Date Paid
January	2017	$	0				
February	2017		0				
March	2017		0				
TOTAL 1st Quarter		$	0.00	$	325	6452	4/28/2017
April	2017	$	0		325		
May	2017		0				
June	2017		0				
TOTAL 2nd Quarter		$	0.00	$	325		
July	2017	$	0				
August	2017		0				
September	2017		0				
TOTAL 3rd Quarter		$	0.00	$	0		
October	2017	$	0				
November	2017		0				
December	2017		0				
TOTAL 4th Quarter		$	0.00	$	0		

FEE SCHEDULE (as of JANUARY 1, 2008)

Subject to changes that may occur to 28 U.S.C. §1930(a)(6)

Quarterly Disbursements	Fee	Quarterly Disbursements	Fee
$0 to $14,999....................	$325	$1,000,000 to $1,999,999....................	$6,500
$15,000 to $74,999............	$650	$2,000,000 to $2,999,999....................	$9,750
$75,000 to $149,999..........	$975	$3,000,000 to $4,999,999.....................	$10,400
$150,000 to $224,999........	$1,625	$5,000,000 to $14,999,999	$13,000
$225,000 to $299,999........	$1,950	$15,000,000 to $29,999,999....	$20,000
$300,000 to $999,999........	$4,875	$30,000,000 or more........	$30,000

Failure to pay the quarterly fee is cause for conversion or dismissal of the chapter 11 case. [11 U.S.C. Sec. 1112(b)(10)]
In addition, unpaid fees are considered a debt owed to the United States and will be assessed interest under 31 U.S.C. §3717

DEBTOR(S): GEH (US) Holding Inc.
7

CASE NO: 15-16848

Form 2-F
QUARTERLY FEE SUMMARY
For the Month Ended: 4/30/2017

Month	Year	Cash Disbursements	Quarterly Fee Due	Check No.	Date Paid
January	2017	$ 0			
February	2017	0			
March	2017	0			
TOTAL 1st Quarter		$ 0.00	$ 325	6450	4/28/2017
April	2017	$ 0	325		
May	2017	0			
June	2017	0			
TOTAL 2nd Quarter		$ 0.00	$ 325		
July	2017	$ 0			
August	2017	0			
September	2017	0			
TOTAL 3rd Quarter		$ 0.00	$ 0		
October	2017	$ 0			
November	2017	0			
December	2017	0			
TOTAL 4th Quarter		$ 0.00	$ 0		

FEE SCHEDULE (as of JANUARY 1, 2008)

Subject to changes that may occur to 28 U.S.C. §1930(a)(6)

Quarterly Disbursements	Fee	Quarterly Disbursements	Fee
$0 to $14,999..........................	$325	$1,000,000 to $1,999,999....................	$6,500
$15,000 to $74,999............	$650	$2,000,000 to $2,999,999....................	$9,750
$75,000 to $149,999..........	$975	$3,000,000 to $4,999,999......................	$10,400
$150,000 to $224,999........	$1,625	$5,000,000 to $14,999,999	$13,000
$225,000 to $299,999........	$1,950	$15,000,000 to $29,999,999....	$20,000
$300,000 to $999,999........	$4,875	$30,000,000 or more........	$30,000

Failure to pay the quarterly fee is cause for conversion or dismissal of the chapter 11 case. [11 U.S.C. Sec. 1112(b)(10)]
In addition, unpaid fees are considered a debt owed to the United States and will be assessed interest under 31 U.S.C. §3717

DEBTOR(S): Golden Eagle Holding Inc. 8 | CASE NO: 15-16837

Form 2-F
QUARTERLY FEE SUMMARY
For the Month Ended: 4/30/2017

Month	Year		Cash Disbursements	Quarterly Fee Due	Check No.	Date Paid
January	2017	$	0			
February	2017		0			
March	2017		0			
TOTAL 1st Quarter		$	0.00 $	325	6453	4/28/2017
April	2017	$	0	325		
May	2017		0			
June	2017		0			
TOTAL 2nd Quarter		$	0.00 $	325		
July	2017	$	0			
August	2017		0			
September	2017		0			
TOTAL 3rd Quarter		$	0.00 $	0		
October	2017	$	0			
November	2017		0			
December	2017		0			
TOTAL 4th Quarter		$	0.00 $	0		

FEE SCHEDULE (as of JANUARY 1, 2008)

Subject to changes that may occur to 28 U.S.C. §1930(a)(6)

Quarterly Disbursements	Fee	Quarterly Disbursements	Fee
$0 to $14,999......................	$325	$1,000,000 to $1,999,999....................	$6,500
$15,000 to $74,999............	$650	$2,000,000 to $2,999,999....................	$9,750
$75,000 to $149,999..........	$975	$3,000,000 to $4,999,999......................	$10,400
$150,000 to $224,999........	$1,625	$5,000,000 to $14,999,999	$13,000
$225,000 to $299,999........	$1,950	$15,000,000 to $29,999,999....	$20,000
$300,000 to $999,999........	$4,875	$30,000,000 or more........	$30,000

Failure to pay the quarterly fee is cause for conversion or dismissal of the chapter 11 case. [11 U.S.C. Sec. 1112(b)(10)]
In addition, unpaid fees are considered a debt owed to the United States and will be assessed interest under 31 U.S.C. §3717

DEBTOR(S): Midway Gold US Inc. CASE NO: 15-16835

Form 2-G
NARRATIVE
For Period Ending: 4/30/2017

Please provide a brief description of any significant business and legal actions taken by the debtor, its creditors, or the court during the reporting period, any unusual or non-recurring accounting transactions that are reported in the financial statements, and any significant changes in the financial condition of the debtor which have occurred susequent to the report date.

See the following pages for the narrative.

This narrative covers the period of April 1, 2017 through April 30, 2017. Significant events occurring after this period will be reported in the subsequent monthly operating report unless otherwise indicated below.

Midway Gold US Inc. and the affiliated debtors and debtors in possession (collectively, the "Debtors") filed for relief under Chapter 11 of the United States Bankruptcy Code on June 22, 2015 (the "Petition Date"). Following the Petition Date, Debtors continued in possession of their remaining property and operated and managed their remaining business and affairs as debtors in possession pursuant to sections 1107 and 1108 of the Bankruptcy Code.

On April 3, 2017, the Court entered orders granting Debtors' following claim objections: (1) motion to disallow claim number 78 of Gust Electric, Inc. as a secured claim and allow it as a general unsecured claim; (2) motion to disallow claim number 240 of Analytical Solutions Ltd in its entirety; (3) motion to disallow claim number 14 of Enterprise Leasing Co. West in its entirety; and (4) motion to disallow claim number 79 of Ahlvers Plumbing & Heating & Cooling, Inc. as a secured claim and allow it as a general unsecured claim.

On April 4, 2017, Debtors filed their sixth omnibus objection to paid and satisfied claims. The sixth omnibus objection addresses numerous claims that have been paid, satisfied and/or released or liability has been assumed by purchasers in connection with Debtors' asset sales. Additionally, Debtors sought entry of an order that the cure amount for the claim filed by Mt. Wheeler Power, Inc. is deemed satisfied, but the remainder of the claim is a general unsecured claim against MDW Pan LLP subject to objections by Debtors and/or the Midway Liquidating Trust (as applicable). On April 20, 2017, the Court entered an order granting the sixth omnibus objection in its entirety.

On April 14, 2017, the United States Trustee (the "UST") objected to Debtors' Second Amended Plan of Reorganization (the "Plan"). The UST was the only Plan objector. Commonwealth Bank of Australia, the Official Committee of Unsecured Creditors and Hale Capital Partners, L.P. filed statements in support of the Plan. On April 27, 2017, Debtors filed a brief in support of the Plan addressing the objections raised by the UST.

On April 21, 2017, Debtor filed a stipulation with Dorsey & Whitney LLP ("D&W") resolving the secured portion of D&W's proof of claim and allowing the balance as a general unsecured claim. A motion to approve the stipulation was filed on the same date.

WELLS FARGO

Questions?

Available by phone 24 hours a day, 7 days a week:
1-800-CALL-WELLS (1-800-225-5935)

Online: *wellsfargo.com*

Write: Wells Fargo Bank, N.A. (163)
P.O. Box 6995
Portland, OR 97228-6995

MGC RESOURCES INC
DBA MIDWAY GOLD CORP.
8310 S VALLEY HWY STE 280
ENGLEWOOD CO 80112-5732

IMPORTANT ACCOUNT INFORMATION

For business banking customers who receive a paper statement for an analyzed checking account, the standard monthly fee per statement is $5.00 per account.
For wholesale banking customers, the paper statement fee may vary. Please refer to the annual pricing terms applicable to your account.

Account summary

Analyzed Business Checking

Account number	*Beginning balance*	*Total credits*	*Total debits*	*Ending balance*
[redacted]	$13,142,335.15	$14,086.00	-$210,695.78	$12,945,725.37

Credits

Electronic deposits/bank credits

Effective date	*Posted date*	*Amount*	*Transaction detail*
	04/11	14,086.00	Deposit Made In A Branch/Store
		$14,086.00	**Total electronic deposits/bank credits**
		$14,086.00	**Total credits**

Debits

Electronic debits/bank debits

Effective date	*Posted date*	*Amount*	*Transaction detail*
	04/11	321.64	Client Analysis Srvc Chrg 170410 Svc Chge 0317 000006198288265
	04/11	10,000.00	Online Transfer Transfer for Payroll Ref #Bb03Bpknys
	04/13	1,280.00	ACH Prep Origintn - Mgc Resources - File 7878782339 Coid 1270088512
	04/14	4,467.03	WT Fed#01634 PNC Bank, National /Ftr/Bnf=Gavin Solmonese LLC Srf# Gw00000003081058 Trn#170413176204 Rfb# 788

WELLS FARGO

Electronic debits/bank debits (continued)

Effective date	Posted date	Amount	Transaction detail
	04/14	7,228.66	WT Fed#01637 Zb NA DBA Vectra B /Ftr/Bnf=Sender Wasserman Wadsworth, P.C. Srf# Gw00000003081272 Trn#170413176194 Rfb# 786
	04/14	28,008.79	WT Fed#01639 Bank of America, N /Ftr/Bnf=Fti Consulting Inc Srf# Gw00000003081275 Trn#170413176199 Rfb# 787
	04/14	14,976.83	WT Seq176207 Cooley, LLP, Operating /Bnf=Cooley LLP Srf# Gw00000003081060 Trn#170413176207 Rfb# 789
	04/14	84,000.79	WT Fed#01498 US Bank, NA /Ftr/Bnf=Squire Patton Boggs LLP Srf# Gw00000003081282 Trn#170413176219 Rfb# 790
	04/20	325.00	Online Transfer Tr for US Trustee Invoice Ref #Bb03Ch5Z7V
	04/20	325.00	Online Transfer Tr for US Trustee Invoice Ref #Bb03Ch62Pb
	04/27	6,606.55	ACH Prep Origintn - Mgc Resources - File 7878782339 Coid 1270088512
	04/28	38,116.04	WT Fed#01277 Silicon Valley Ban /Ftr/Bnf=Epiq Bankruptcy Solutions LLC Srf# Gw00000003391351 Trn#170427069940 Rfb# 792
		$195,656.33	**Total electronic debits/bank debits**

Checks paid

Number	Amount	Date	Number	Amount	Date	Number	Amount	Date
	5,000.00	04/25	6434	512.45	04/05	6438	5,500.00	04/21
	37.15	04/25	6435	355.00	04/03	6441 *	639.00	04/20
6432	1,516.08	04/04	6436	61.56	04/05	6443 *	121.28	04/25
6433	121.93	04/04	6437	1,175.00	04/26			

$15,039.45 **Total checks paid**

* Gap in check sequence.

$210,695.78 **Total debits**

Daily ledger balance summary

Date	Balance	Date	Balance	Date	Balance
03/31	13,142,335.15	04/13	13,142,252.49	04/25	12,991,622.96
04/03	13,141,980.15	04/14	13,003,570.39	04/26	12,990,447.96
04/04	13,140,342.14	04/20	13,002,281.39	04/27	12,983,841.41
04/05	13,139,768.13	04/21	12,996,781.39	04/28	12,945,725.37
04/11	13,143,532.49				

Average daily ledger balance **$13,054,957.17**

IMPORTANT ACCOUNT INFORMATION

Periodically, it is necessary to update selected sections of the disclosures you received when you opened your account. These updates provide you with the most up to date account information and are very important; so please review this information carefully and feel free to contact us with any questions or concerns.

We are updating the Business Account Agreement ("Agreement") dated April 29, 2016. Effective March 31, 2017, the question and response to "Are there any restrictions on our accepting deposits to your account?" in the section titled "Deposits to your account" are deleted and replaced with the following:

WELLS FARGO

Are we required to accept all deposits to your account?

No. We are permitted to decline all or part of a deposit, including a cash deposit. Some examples are (a) an item made out to a payee not on your account, (b) an item with an endorsement we are unable to verify, (c) a check or draft issued on a credit account, and (d) a non-U.S. item. When we are unable to verify an endorsement on an item, we can also decline to pay, cash, or send the item for collection. We can require all endorsers be present and we may require you to deposit the item instead of permitting you to cash it. For non-U.S. items, please see the response to "How do we handle non-U.S. items?". We may require any person wanting to make a deposit to your account to provide an acceptable form of identification before we accept the deposit for processing.

All other aspects of the Agreement remain the same. If there is a conflict between the updated language above and the Agreement, the updated language will control.

Periodically, it is necessary to update selected sections of the disclosures you received when you opened your account. These updates provide you with the most up to date account information and are very important; so please review this information carefully and feel free to contact us with any questions or concerns.

We are updating the Business Account Agreement ("Agreement") effective April 24, 2017. In the section titled "Statements and other information relating to your deposit account", the response to the question "What happens to a dormant account?" is deleted and replaced with the following:

What happens to a dormant account?
We put safeguards in place to protect a dormant account which may include restricting the following:
- Transfers between your Wells Fargo accounts using your ATM/debit card
- Transfers by phone using our automated banking service
- Transfers or payments through online, mobile, and text banking (including Bill Pay)
- Wire transfers (incoming and outgoing)

Normal monthly service and other fees continue to apply (except where prohibited by law).

If you do not initiate an account-related activity on the account within the time period as specified by state unclaimed property laws, your account funds may be transferred to the appropriate state. This transfer is known as "escheat." If your account becomes escheatable, account statements will not be available. Your account will be closed. To recover your account funds, you must file a claim with the state.

All other aspects of the Agreement remain the same. If there is a conflict between the updated response above and the Agreement, the updated response will control.

Thank you for being a Wells Fargo customer. As a valued Wells Fargo customer we hope you find this information helpful. Again, if you have questions or concerns about these changes, please contact your local banker or call the number listed on your statement.

NOTICE: Wells Fargo Bank, N.A. may furnish information about accounts belonging to individuals, including sole proprietorships, to consumer reporting agencies. If this applies to you, you have the right to dispute the accuracy of information that we have reported by writing to us at: Overdraft Collections and Recovery PO Box 5058 Portland, OR. 97208-5058. You must describe the specific information that is inaccurate or in dispute and the basis for any dispute with supporting documentation. In the case of information that relates to an identity theft, you will need to provide us with an identity theft report.

Business Market Rate Savings

WELLS FARGO

032666 1 AV 0.373 373491

MIDWAY GOLD US INC
8310 S VALLEY HWY STE 280
ENGLEWOOD CO 80112-5732

Questions?

Available by phone 24 hours a day, 7 days a week:
Telecommunications Relay Services calls accepted

1-800-CALL-WELLS (1-800-225-5935)

TTY: 1-800-877-4833
En español: 1-877-337-7454

Online: wellsfargo.com/biz

Write: Wells Fargo Bank, N.A. (163)
P.O. Box 6995
Portland, OR 97228-6995

Your Business and Wells Fargo

Visit wellsfargoworks.com to explore videos, articles, infographics, interactive tools, and other resources on the topics of business growth, credit, cash flow management, business planning, technology, marketing, and more.

Activity summary

Beginning balance on 4/1	$4,862,678.14
Deposits/Credits	119.90
Withdrawals/Debits	- 0.00
Ending balance on 4/30	**$4,862,798.04**
Average ledger balance this period	$4,862,678.14

Account number [redacted]
MIDWAY GOLD US INC
Colorado account terms and conditions apply
For Direct Deposit use
Routing Number (RTN): 102000076
For Wire Transfers use
Routing Number (RTN): 121000248

Interest summary

Interest paid this statement	$119.90
Average collected balance	$4,862,678.14
Annual percentage yield earned	0.03%
Interest earned this statement period	$119.90
Interest paid this year	$479.59

[redacted]

WELLS FARGO

non-U.S. item. When we are unable to verify an endorsement on an item, we can also decline to pay, cash, or send the item for collection. We can require all endorsers be present and we may require you to deposit the item instead of permitting you to cash it. For non-U.S. items, please see the response to "How do we handle non-U.S. items?". We may require any person wanting to make a deposit to your account to provide an acceptable form of identification before we accept the deposit for processing.

All other aspects of the Agreement remain the same. If there is a conflict between the updated language above and the Agreement, the updated language will control.

Periodically, it is necessary to update selected sections of the disclosures you received when you opened your account. These updates provide you with the most up to date account information and are very important; so please review this information carefully and feel free to contact us with any questions or concerns.

We are updating the Business Account Agreement ("Agreement") effective April 24, 2017. In the section titled "Statements and other information relating to your deposit account", the response to the question "What happens to a dormant account?" is deleted and replaced with the following:

What happens to a dormant account?
We put safeguards in place to protect a dormant account which may include restricting the following:
- Transfers between your Wells Fargo accounts using your ATM/debit card
- Transfers by phone using our automated banking service
- Transfers or payments through online, mobile, and text banking (including Bill Pay)
- Wire transfers (incoming and outgoing)

Normal monthly service and other fees continue to apply (except where prohibited by law).

If you do not initiate an account-related activity on the account within the time period as specified by state unclaimed property laws, your account funds may be transferred to the appropriate state. This transfer is known as "escheat." If your account becomes escheatable, account statements will not be available. Your account will be closed. To recover your account funds, you must file a claim with the state.

All other aspects of the Agreement remain the same. If there is a conflict between the updated response above and the Agreement, the updated response will control.

Thank you for being a Wells Fargo customer. As a valued Wells Fargo customer we hope you find this information helpful. Again, if you have questions or concerns about these changes, please contact your local banker or call the number listed on your statement.

WELLS FARGO

NEVADA TALON LLC
8310 S VALLEY HWY STE 280
ENGLEWOOD CO 80112-5732

Questions?

Available by phone 24 hours a day, 7 days a week:
1-800-CALL-WELLS (1-800-225-5935)

Online: *wellsfargo.com*

Write: Wells Fargo Bank, N.A. (163)
P.O. Box 6995
Portland, OR 97228-6995

IMPORTANT ACCOUNT INFORMATION

For business banking customers who receive a paper statement for an analyzed checking account, the standard monthly fee per statement is $5.00 per account.
For wholesale banking customers, the paper statement fee may vary. Please refer to the annual pricing terms applicable to your account.

Account summary

Analyzed Business Checking

Account number	*Beginning balance*	*Total credits*	*Total debits*	*Ending balance*
[redacted]	$206.14	$325.00	$0.00	$531.14

Credits

Electronic deposits/bank credits

Effective date	*Posted date*	*Amount*	*Transaction detail*
	04/20	325.00	Online Transfer Tr for US Trustee Invoice Ref #Bb03Ch62Pb
		$325.00	**Total electronic deposits/bank credits**
		$325.00	**Total credits**

Daily ledger balance summary

Date	*Balance*	*Date*	*Balance*
03/31	206.14	04/20	531.14

Average daily ledger balance **$325.30**

WELLS FARGO

IMPORTANT ACCOUNT INFORMATION

Periodically, it is necessary to update selected sections of the disclosures you received when you opened your account. These updates provide you with the most up to date account information and are very important; so please review this information carefully and feel free to contact us with any questions or concerns.

We are updating the Business Account Agreement ("Agreement") dated April 29, 2016. Effective March 31, 2017, the question and response to "Are there any restrictions on our accepting deposits to your account?" in the section titled "Deposits to your account" are deleted and replaced with the following:

Are we required to accept all deposits to your account?

No. We are permitted to decline all or part of a deposit, including a cash deposit. Some examples are (a) an item made out to a payee not on your account, (b) an item with an endorsement we are unable to verify, (c) a check or draft issued on a credit account, and (d) a non-U.S. item. When we are unable to verify an endorsement on an item, we can also decline to pay, cash, or send the item for collection. We can require all endorsers be present and we may require you to deposit the item instead of permitting you to cash it. For non-U.S. items, please see the response to "How do we handle non-U.S. items?". We may require any person wanting to make a deposit to your account to provide an acceptable form of identification before we accept the deposit for processing.

All other aspects of the Agreement remain the same. If there is a conflict between the updated language above and the Agreement, the updated language will control.

Periodically, it is necessary to update selected sections of the disclosures you received when you opened your account. These updates provide you with the most up to date account information and are very important; so please review this information carefully and feel free to contact us with any questions or concerns.

We are updating the Business Account Agreement ("Agreement") effective April 24, 2017. In the section titled "Statements and other information relating to your deposit account", the response to the question "What happens to a dormant account?" is deleted and replaced with the following:

What happens to a dormant account?
We put safeguards in place to protect a dormant account which may include restricting the following:
- Transfers between your Wells Fargo accounts using your ATM/debit card
- Transfers by phone using our automated banking service
- Transfers or payments through online, mobile, and text banking (including Bill Pay)
- Wire transfers (incoming and outgoing)

Normal monthly service and other fees continue to apply (except where prohibited by law).

If you do not initiate an account-related activity on the account within the time period as specified by state unclaimed property laws, your account funds may be transferred to the appropriate state. This transfer is known as "escheat." If your account becomes escheatable, account statements will not be available. Your account will be closed. To recover your account funds, you must file a claim with the state.

All other aspects of the Agreement remain the same. If there is a conflict between the updated response above and the Agreement, the updated response will control.

Thank you for being a Wells Fargo customer. As a valued Wells Fargo customer we hope you find this information helpful. Again, if you have questions or concerns about these changes, please contact your local banker or call the number listed on your statement.

NOTICE: Wells Fargo Bank, N.A. may furnish information about accounts belonging to individuals, including sole proprietorships, to consumer reporting agencies. If this applies to you, you have the right to dispute the accuracy of information that we have reported by writing to us at: Overdraft Collections and Recovery PO Box 5058 Portland, OR. 97208-5058. You must describe the specific information that is inaccurate or in dispute and the basis for any dispute with supporting documentation. In the case of information that relates to an identity theft, you will need to provide us with an identity theft report.

WELLS FARGO

MIDWAY GOLD REALTY LLC
8310 S VALLEY HWY STE 280
ENGLEWOOD CO 80112-5732

Questions?

Available by phone 24 hours a day, 7 days a week:
1-800-CALL-WELLS (1-800-225-5935)

Online: *wellsfargo.com*

Write: Wells Fargo Bank, N.A. (163)
P.O. Box 6995
Portland, OR 97228-6995

IMPORTANT ACCOUNT INFORMATION

For business banking customers who receive a paper statement for an analyzed checking account, the standard monthly fee per statement is $5.00 per account.
For wholesale banking customers, the paper statement fee may vary. Please refer to the annual pricing terms applicable to your account.

Account summary

Analyzed Business Checking

Account number	*Beginning balance*	*Total credits*	*Total debits*	*Ending balance*
[redacted]	$498,718.75	$0.00	$0.00	$498,718.75

Daily ledger balance summary

Date	*Balance*
03/31	498,718.75

Average daily ledger balance **$498,718.75**

IMPORTANT ACCOUNT INFORMATION

Periodically, it is necessary to update selected sections of the disclosures you received when you opened your account. These updates provide you with the most up to date account information and are very important; so please review this information carefully and feel free to contact us with any questions or concerns.

We are updating the Business Account Agreement ("Agreement") dated April 29, 2016. Effective March 31, 2017, the question and response to "Are there any restrictions on our accepting deposits to your account?" in the section titled "Deposits to your account" are deleted and replaced with the following:

WELLS FARGO

Are we required to accept all deposits to your account?

No. We are permitted to decline all or part of a deposit, including a cash deposit. Some examples are (a) an item made out to a payee not on your account, (b) an item with an endorsement we are unable to verify, (c) a check or draft issued on a credit account, and (d) a non-U.S. item. When we are unable to verify an endorsement on an item, we can also decline to pay, cash, or send the item for collection. We can require all endorsers be present and we may require you to deposit the item instead of permitting you to cash it. For non-U.S. items, please see the response to "How do we handle non-U.S. items?". We may require any person wanting to make a deposit to your account to provide an acceptable form of identification before we accept the deposit for processing.

All other aspects of the Agreement remain the same. If there is a conflict between the updated language above and the Agreement, the updated language will control.

Periodically, it is necessary to update selected sections of the disclosures you received when you opened your account. These updates provide you with the most up to date account information and are very important; so please review this information carefully and feel free to contact us with any questions or concerns.

We are updating the Business Account Agreement ("Agreement") effective April 24, 2017. In the section titled "Statements and other information relating to your deposit account", the response to the question "What happens to a dormant account?" is deleted and replaced with the following:

What happens to a dormant account?

We put safeguards in place to protect a dormant account which may include restricting the following:

- Transfers between your Wells Fargo accounts using your ATM/debit card
- Transfers by phone using our automated banking service
- Transfers or payments through online, mobile, and text banking (including Bill Pay)
- Wire transfers (incoming and outgoing)

Normal monthly service and other fees continue to apply (except where prohibited by law).

If you do not initiate an account-related activity on the account within the time period as specified by state unclaimed property laws, your account funds may be transferred to the appropriate state. This transfer is known as "escheat." If your account becomes escheatable, account statements will not be available. Your account will be closed. To recover your account funds, you must file a claim with the state.

All other aspects of the Agreement remain the same. If there is a conflict between the updated response above and the Agreement, the updated response will control.

Thank you for being a Wells Fargo customer. As a valued Wells Fargo customer we hope you find this information helpful. Again, if you have questions or concerns about these changes, please contact your local banker or call the number listed on your statement.

NOTICE: Wells Fargo Bank, N.A. may furnish information about accounts belonging to individuals, including sole proprietorships, to consumer reporting agencies. If this applies to you, you have the right to dispute the accuracy of information that we have reported by writing to us at: Overdraft Collections and Recovery PO Box 5058 Portland, OR. 97208-5058. You must describe the specific information that is inaccurate or in dispute and the basis for any dispute with supporting documentation. In the case of information that relates to an identity theft, you will need to provide us with an identity theft report.

Analyzed Business Checking

WELLS FARGO

Questions?

Available by phone 24 hours a day, 7 days a week:
1-800-CALL-WELLS (1-800-225-5935)

Online: *wellsfargo.com*

Write: Wells Fargo Bank, N.A. (163)
P.O. Box 6995
Portland, OR 97228-6995

RR EXPLORATION LLC
8310 S VALLEY HWY STE 280
ENGLEWOOD CO 80112-5732

IMPORTANT ACCOUNT INFORMATION

For business banking customers who receive a paper statement for an analyzed checking account, the standard monthly fee per statement is $5.00 per account.
For wholesale banking customers, the paper statement fee may vary. Please refer to the annual pricing terms applicable to your account.

Account summary

Analyzed Business Checking

Account number	*Beginning balance*	*Total credits*	*Total debits*	*Ending balance*
[redacted]	$106.90	$325.00	$0.00	$431.90

Credits

Electronic deposits/bank credits

Effective date	*Posted date*	*Amount*	*Transaction detail*
	04/20	325.00	Online Transfer Tr for US Trustee Invoice Ref #Bb03Ch5Z7V
		$325.00	**Total electronic deposits/bank credits**
		$325.00	**Total credits**

Daily ledger balance summary

Date	*Balance*	*Date*	*Balance*
03/31	106.90	04/20	431.90

Average daily ledger balance **$226.06**

WELLS FARGO

IMPORTANT ACCOUNT INFORMATION

Periodically, it is necessary to update selected sections of the disclosures you received when you opened your account. These updates provide you with the most up to date account information and are very important; so please review this information carefully and feel free to contact us with any questions or concerns.

We are updating the Business Account Agreement ("Agreement") dated April 29, 2016. Effective March 31, 2017, the question and response to "Are there any restrictions on our accepting deposits to your account?" in the section titled "Deposits to your account" are deleted and replaced with the following:

Are we required to accept all deposits to your account?

No. We are permitted to decline all or part of a deposit, including a cash deposit. Some examples are (a) an item made out to a payee not on your account, (b) an item with an endorsement we are unable to verify, (c) a check or draft issued on a credit account, and (d) a non-U.S. item. When we are unable to verify an endorsement on an item, we can also decline to pay, cash, or send the item for collection. We can require all endorsers be present and we may require you to deposit the item instead of permitting you to cash it. For non-U.S. items, please see the response to "How do we handle non-U.S. items?". We may require any person wanting to make a deposit to your account to provide an acceptable form of identification before we accept the deposit for processing.

All other aspects of the Agreement remain the same. If there is a conflict between the updated language above and the Agreement, the updated language will control.

Periodically, it is necessary to update selected sections of the disclosures you received when you opened your account. These updates provide you with the most up to date account information and are very important; so please review this information carefully and feel free to contact us with any questions or concerns.

We are updating the Business Account Agreement ("Agreement") effective April 24, 2017. In the section titled "Statements and other information relating to your deposit account", the response to the question "What happens to a dormant account?" is deleted and replaced with the following:

What happens to a dormant account?
We put safeguards in place to protect a dormant account which may include restricting the following:
- Transfers between your Wells Fargo accounts using your ATM/debit card
- Transfers by phone using our automated banking service
- Transfers or payments through online, mobile, and text banking (including Bill Pay)
- Wire transfers (incoming and outgoing)

Normal monthly service and other fees continue to apply (except where prohibited by law).

If you do not initiate an account-related activity on the account within the time period as specified by state unclaimed property laws, your account funds may be transferred to the appropriate state. This transfer is known as "escheat." If your account becomes escheatable, account statements will not be available. Your account will be closed. To recover your account funds, you must file a claim with the state.

All other aspects of the Agreement remain the same. If there is a conflict between the updated response above and the Agreement, the updated response will control.

Thank you for being a Wells Fargo customer. As a valued Wells Fargo customer we hope you find this information helpful. Again, if you have questions or concerns about these changes, please contact your local banker or call the number listed on your statement.

NOTICE: Wells Fargo Bank, N.A. may furnish information about accounts belonging to individuals, including sole proprietorships, to consumer reporting agencies. If this applies to you, you have the right to dispute the accuracy of information that we have reported by writing to us at: Overdraft Collections and Recovery PO Box 5058 Portland, OR. 97208-5058. You must describe the specific information that is inaccurate or in dispute and the basis for any dispute with supporting documentation. In the case of information that relates to an identity theft, you will need to provide us with an identity theft report.

Analyzed Business Checking

WELLS FARGO

MINE SERVICES LLC
8310 S VALLEY HWY
ENGLEWOOD CO 80112-5812

Questions?

Available by phone 24 hours a day, 7 days a week:
1-800-CALL-WELLS (1-800-225-5935)

Online: *wellsfargo.com*

Write: Wells Fargo Bank, N.A. (163)
P.O. Box 6995
Portland, OR 97228-6995

IMPORTANT ACCOUNT INFORMATION

For business banking customers who receive a paper statement for an analyzed checking account, the standard monthly fee per statement is $5.00 per account.
For wholesale banking customers, the paper statement fee may vary. Please refer to the annual pricing terms applicable to your account.

Account summary

Analyzed Business Checking

Account number	*Beginning balance*	*Total credits*	*Total debits*	*Ending balance*
[redacted]	$363.00	$0.00	$0.00	$363.00

Daily ledger balance summary

Date	*Balance*
03/31	363.00

Average daily ledger balance **$363.00**

IMPORTANT ACCOUNT INFORMATION

Periodically, it is necessary to update selected sections of the disclosures you received when you opened your account. These updates provide you with the most up to date account information and are very important; so please review this information carefully and feel free to contact us with any questions or concerns.

We are updating the Business Account Agreement ("Agreement") dated April 29, 2016. Effective March 31, 2017, the question and response to "Are there any restrictions on our accepting deposits to your account?" in the section titled "Deposits to your account" are deleted and replaced with the following:

WELLS FARGO

Are we required to accept all deposits to your account?

No. We are permitted to decline all or part of a deposit, including a cash deposit. Some examples are (a) an item made out to a payee not on your account, (b) an item with an endorsement we are unable to verify, (c) a check or draft issued on a credit account, and (d) a non-U.S. item. When we are unable to verify an endorsement on an item, we can also decline to pay, cash, or send the item for collection. We can require all endorsers be present and we may require you to deposit the item instead of permitting you to cash it. For non-U.S. items, please see the response to "How do we handle non-U.S. items?". We may require any person wanting to make a deposit to your account to provide an acceptable form of identification before we accept the deposit for processing.

All other aspects of the Agreement remain the same. If there is a conflict between the updated language above and the Agreement, the updated language will control.

Periodically, it is necessary to update selected sections of the disclosures you received when you opened your account. These updates provide you with the most up to date account information and are very important; so please review this information carefully and feel free to contact us with any questions or concerns.

We are updating the Business Account Agreement ("Agreement") effective April 24, 2017. In the section titled "Statements and other information relating to your deposit account", the response to the question "What happens to a dormant account?" is deleted and replaced with the following:

What happens to a dormant account?
We put safeguards in place to protect a dormant account which may include restricting the following:
- Transfers between your Wells Fargo accounts using your ATM/debit card
- Transfers by phone using our automated banking service
- Transfers or payments through online, mobile, and text banking (including Bill Pay)
- Wire transfers (incoming and outgoing)

Normal monthly service and other fees continue to apply (except where prohibited by law).

If you do not initiate an account-related activity on the account within the time period as specified by state unclaimed property laws, your account funds may be transferred to the appropriate state. This transfer is known as "escheat." If your account becomes escheatable, account statements will not be available. Your account will be closed. To recover your account funds, you must file a claim with the state.

All other aspects of the Agreement remain the same. If there is a conflict between the updated response above and the Agreement, the updated response will control.

Thank you for being a Wells Fargo customer. As a valued Wells Fargo customer we hope you find this information helpful. Again, if you have questions or concerns about these changes, please contact your local banker or call the number listed on your statement.

NOTICE: Wells Fargo Bank, N.A. may furnish information about accounts belonging to individuals, including sole proprietorships, to consumer reporting agencies. If this applies to you, you have the right to dispute the accuracy of information that we have reported by writing to us at: Overdraft Collections and Recovery PO Box 5058 Portland, OR. 97208-5058. You must describe the specific information that is inaccurate or in dispute and the basis for any dispute with supporting documentation. In the case of information that relates to an identity theft, you will need to provide us with an identity theft report.

WELLS FARGO

MDW PAN HOLDING CORP
8310 S VALLEY HWY STE 280
ENGLEWOOD CO 80112-5732

Questions?

Available by phone 24 hours a day, 7 days a week:
1-800-CALL-WELLS (1-800-225-5935)

Online: *wellsfargo.com*

Write: Wells Fargo Bank, N.A. (163)
P.O. Box 6995
Portland, OR 97228-6995

IMPORTANT ACCOUNT INFORMATION

For business banking customers who receive a paper statement for an analyzed checking account, the standard monthly fee per statement is $5.00 per account.
For wholesale banking customers, the paper statement fee may vary. Please refer to the annual pricing terms applicable to your account.

Account summary

Analyzed Business Checking

Account number	*Beginning balance*	*Total credits*	*Total debits*	*Ending balance*
[redacted]	$100.00	$0.00	$0.00	$100.00

Daily ledger balance summary

Date	*Balance*
03/31	100.00

Average daily ledger balance **$100.00**

IMPORTANT ACCOUNT INFORMATION

Periodically, it is necessary to update selected sections of the disclosures you received when you opened your account. These updates provide you with the most up to date account information and are very important; so please review this information carefully and feel free to contact us with any questions or concerns.

We are updating the Business Account Agreement ("Agreement") dated April 29, 2016. Effective March 31, 2017, the question and response to "Are there any restrictions on our accepting deposits to your account?" in the section titled "Deposits to your account" are deleted and replaced with the following:

WELLS FARGO

Are we required to accept all deposits to your account?

No. We are permitted to decline all or part of a deposit, including a cash deposit. Some examples are (a) an item made out to a payee not on your account, (b) an item with an endorsement we are unable to verify, (c) a check or draft issued on a credit account, and (d) a non-U.S. item. When we are unable to verify an endorsement on an item, we can also decline to pay, cash, or send the item for collection. We can require all endorsers be present and we may require you to deposit the item instead of permitting you to cash it. For non-U.S. items, please see the response to "How do we handle non-U.S. items?". We may require any person wanting to make a deposit to your account to provide an acceptable form of identification before we accept the deposit for processing.

All other aspects of the Agreement remain the same. If there is a conflict between the updated language above and the Agreement, the updated language will control.

Periodically, it is necessary to update selected sections of the disclosures you received when you opened your account. These updates provide you with the most up to date account information and are very important; so please review this information carefully and feel free to contact us with any questions or concerns.

We are updating the Business Account Agreement ("Agreement") effective April 24, 2017. In the section titled "Statements and other information relating to your deposit account", the response to the question "What happens to a dormant account?" is deleted and replaced with the following:

What happens to a dormant account?

We put safeguards in place to protect a dormant account which may include restricting the following:
- Transfers between your Wells Fargo accounts using your ATM/debit card
- Transfers by phone using our automated banking service
- Transfers or payments through online, mobile, and text banking (including Bill Pay)
- Wire transfers (incoming and outgoing)

Normal monthly service and other fees continue to apply (except where prohibited by law).

If you do not initiate an account-related activity on the account within the time period as specified by state unclaimed property laws, your account funds may be transferred to the appropriate state. This transfer is known as "escheat." If your account becomes escheatable, account statements will not be available. Your account will be closed. To recover your account funds, you must file a claim with the state.

All other aspects of the Agreement remain the same. If there is a conflict between the updated response above and the Agreement, the updated response will control.

Thank you for being a Wells Fargo customer. As a valued Wells Fargo customer we hope you find this information helpful. Again, if you have questions or concerns about these changes, please contact your local banker or call the number listed on your statement.

NOTICE: Wells Fargo Bank, N.A. may furnish information about accounts belonging to individuals, including sole proprietorships, to consumer reporting agencies. If this applies to you, you have the right to dispute the accuracy of information that we have reported by writing to us at: Overdraft Collections and Recovery PO Box 5058 Portland, OR. 97208-5058. You must describe the specific information that is inaccurate or in dispute and the basis for any dispute with supporting documentation. In the case of information that relates to an identity theft, you will need to provide us with an identity theft report.

Analyzed Business Checking

WELLS FARGO

MDW-GR HOLDING CORP
8310 S VALLEY HWY STE 280
ENGLEWOOD CO 80112-5732

Questions?

Available by phone 24 hours a day, 7 days a week:
1-800-CALL-WELLS (1-800-225-5935)

Online: *wellsfargo.com*

Write: Wells Fargo Bank, N.A. (163)
P.O. Box 6995
Portland, OR 97228-6995

IMPORTANT ACCOUNT INFORMATION

For business banking customers who receive a paper statement for an analyzed checking account, the standard monthly fee per statement is $5.00 per account.
For wholesale banking customers, the paper statement fee may vary. Please refer to the annual pricing terms applicable to your account.

Account summary

Analyzed Business Checking

Account number	*Beginning balance*	*Total credits*	*Total debits*	*Ending balance*
[redacted]	$100.00	$0.00	$0.00	$100.00

Daily ledger balance summary

Date	*Balance*
03/31	100.00

Average daily ledger balance **$100.00**

IMPORTANT ACCOUNT INFORMATION

Periodically, it is necessary to update selected sections of the disclosures you received when you opened your account. These updates provide you with the most up to date account information and are very important; so please review this information carefully and feel free to contact us with any questions or concerns.

We are updating the Business Account Agreement ("Agreement") dated April 29, 2016. Effective March 31, 2017, the question and response to "Are there any restrictions on our accepting deposits to your account?" in the section titled "Deposits to your account" are deleted and replaced with the following:

Are we required to accept all deposits to your account?

No. We are permitted to decline all or part of a deposit, including a cash deposit. Some examples are (a) an item made out to a payee not on your account, (b) an item with an endorsement we are unable to verify, (c) a check or draft issued on a credit account, and (d) a non-U.S. item. When we are unable to verify an endorsement on an item, we can also decline to pay, cash, or send the item for collection. We can require all endorsers be present and we may require you to deposit the item instead of permitting you to cash it. For non-U.S. items, please see the response to "How do we handle non-U.S. items?". We may require any person wanting to make a deposit to your account to provide an acceptable form of identification before we accept the deposit for processing.

All other aspects of the Agreement remain the same. If there is a conflict between the updated language above and the Agreement, the updated language will control.

Periodically, it is necessary to update selected sections of the disclosures you received when you opened your account. These updates provide you with the most up to date account information and are very important; so please review this information carefully and feel free to contact us with any questions or concerns.

We are updating the Business Account Agreement ("Agreement") effective April 24, 2017. In the section titled "Statements and other information relating to your deposit account", the response to the question "What happens to a dormant account?" is deleted and replaced with the following:

What happens to a dormant account?
We put safeguards in place to protect a dormant account which may include restricting the following:
- Transfers between your Wells Fargo accounts using your ATM/debit card
- Transfers by phone using our automated banking service
- Transfers or payments through online, mobile, and text banking (including Bill Pay)
- Wire transfers (incoming and outgoing)

Normal monthly service and other fees continue to apply (except where prohibited by law).

If you do not initiate an account-related activity on the account within the time period as specified by state unclaimed property laws, your account funds may be transferred to the appropriate state. This transfer is known as "escheat." If your account becomes escheatable, account statements will not be available. Your account will be closed. To recover your account funds, you must file a claim with the state.

All other aspects of the Agreement remain the same. If there is a conflict between the updated response above and the Agreement, the updated response will control.

Thank you for being a Wells Fargo customer. As a valued Wells Fargo customer we hope you find this information helpful. Again, if you have questions or concerns about these changes, please contact your local banker or call the number listed on your statement.

NOTICE: Wells Fargo Bank, N.A. may furnish information about accounts belonging to individuals, including sole proprietorships, to consumer reporting agencies. If this applies to you, you have the right to dispute the accuracy of information that we have reported by writing to us at: Overdraft Collections and Recovery PO Box 5058 Portland, OR. 97208-5058. You must describe the specific information that is inaccurate or in dispute and the basis for any dispute with supporting documentation. In the case of information that relates to an identity theft, you will need to provide us with an identity theft report.

WELLS FARGO

Questions?

Available by phone 24 hours a day, 7 days a week:
1-800-CALL-WELLS (1-800-225-5935)

Online: *wellsfargo.com*

Write: Wells Fargo Bank, N.A. (163)
P.O. Box 6995
Portland, OR 97228-6995

MIDWAY SERVICES COMPANY
8310 S VALLEY HWY STE 280
ENGLEWOOD CO 80112-5732

IMPORTANT ACCOUNT INFORMATION

For business banking customers who receive a paper statement for an analyzed checking account, the standard monthly fee per statement is $5.00 per account.
For wholesale banking customers, the paper statement fee may vary. Please refer to the annual pricing terms applicable to your account.

Account summary

Analyzed Business Checking

Account number	*Beginning balance*	*Total credits*	*Total debits*	*Ending balance*
[redacted]	$5,945.40	$10,000.00	-$13,841.67	$2,103.73

Credits

Electronic deposits/bank credits

Effective date	*Posted date*	*Amount*	*Transaction detail*
	04/11	10,000.00	Online Transfer Transfer for Payroll Ref #Bb03Bpknys
		$10,000.00	**Total electronic deposits/bank credits**
		$10,000.00	**Total credits**

Debits

Electronic debits/bank debits

Effective date	*Posted date*	*Amount*	*Transaction detail*
	04/03	423.08	Principal Peris Plic-Peris 4-5899300000806 Wells Fargo Payroll
	04/04	23.79	Vsp Payment Ebillpymts 170403 1617335 Midway Services Compan
	04/11	3,955.04	WT Fed#04791 Bank of America, N /Ftr/Bnf=Paycom Payroll Wire Account Srf# Gw00000002979657 Trn#170411053735 Rfb# 785
	04/12	1,661.31	Unitedhealthcare Billing 033992117136 \Iea*1*170410151\

WELLS FARGO

Electronic debits/bank debits (continued)

Effective date	*Posted date*	*Amount*	*Transaction detail*
	04/18	423.08	Principal Peris Plic-Peris 4-5899300000357 Wells Fargo Payroll
	04/21	35.00	Rocky Mtn Res Op Rmr MO Fee 170421 Rmrmwg Midway Services Comp
	04/25	1,168.85	Principal Peris Plic-Peris 4-5899300001328 Wells Fargo Payroll
	04/26	5,589.17	WT Fed#06742 Bank of America, N /Ftr/Bnf=Paycom Payroll Wire Account Srf# Gw00000003351309 Trn#170426066041 Rfb# 791
		$13,279.32	**Total electronic debits/bank debits**

Checks paid

Number	*Amount*	*Date*	*Number*	*Amount*	*Date*
1099	382.95	04/06	1100	179.40	04/21

$562.35	**Total checks paid**
$13,841.67	**Total debits**

Daily ledger balance summary

Date	*Balance*	*Date*	*Balance*	*Date*	*Balance*
03/31	5,945.40	04/11	11,160.54	04/21	8,861.75
04/03	5,522.32	04/12	9,499.23	04/25	7,692.90
04/04	5,498.53	04/18	9,076.15	04/26	2,103.73
04/06	5,115.58				

Average daily ledger balance **$6,767.70**

IMPORTANT ACCOUNT INFORMATION

Periodically, it is necessary to update selected sections of the disclosures you received when you opened your account. These updates provide you with the most up to date account information and are very important; so please review this information carefully and feel free to contact us with any questions or concerns.

We are updating the Business Account Agreement ("Agreement") dated April 29, 2016. Effective March 31, 2017, the question and response to "Are there any restrictions on our accepting deposits to your account?" in the section titled "Deposits to your account" are deleted and replaced with the following:

Are we required to accept all deposits to your account?

No. We are permitted to decline all or part of a deposit, including a cash deposit. Some examples are (a) an item made out to a payee not on your account, (b) an item with an endorsement we are unable to verify, (c) a check or draft issued on a credit account, and (d) a non-U.S. item. When we are unable to verify an endorsement on an item, we can also decline to pay, cash, or send the item for collection. We can require all endorsers be present and we may require you to deposit the item instead of permitting you to cash it. For non-U.S. items, please see the response to "How do we handle non-U.S. items?". We may require any person wanting to make a deposit to your account to provide an acceptable form of identification before we accept the deposit for processing.

All other aspects of the Agreement remain the same. If there is a conflict between the updated language above and the Agreement, the updated language will control.

WELLS FARGO

Periodically, it is necessary to update selected sections of the disclosures you received when you opened your account. These updates provide you with the most up to date account information and are very important; so please review this information carefully and feel free to contact us with any questions or concerns.

We are updating the Business Account Agreement ("Agreement") effective April 24, 2017. In the section titled "Statements and other information relating to your deposit account", the response to the question "What happens to a dormant account?" is deleted and replaced with the following:

What happens to a dormant account?
We put safeguards in place to protect a dormant account which may include restricting the following:
- Transfers between your Wells Fargo accounts using your ATM/debit card
- Transfers by phone using our automated banking service
- Transfers or payments through online, mobile, and text banking (including Bill Pay)
- Wire transfers (incoming and outgoing)

Normal monthly service and other fees continue to apply (except where prohibited by law).

If you do not initiate an account-related activity on the account within the time period as specified by state unclaimed property laws, your account funds may be transferred to the appropriate state. This transfer is known as "escheat." If your account becomes escheatable, account statements will not be available. Your account will be closed. To recover your account funds, you must file a claim with the state.

All other aspects of the Agreement remain the same. If there is a conflict between the updated response above and the Agreement, the updated response will control.

Thank you for being a Wells Fargo customer. As a valued Wells Fargo customer we hope you find this information helpful. Again, if you have questions or concerns about these changes, please contact your local banker or call the number listed on your statement.

NOTICE: Wells Fargo Bank, N.A. may furnish information about accounts belonging to individuals, including sole proprietorships, to consumer reporting agencies. If this applies to you, you have the right to dispute the accuracy of information that we have reported by writing to us at: Overdraft Collections and Recovery PO Box 5058 Portland, OR. 97208-5058. You must describe the specific information that is inaccurate or in dispute and the basis for any dispute with supporting documentation. In the case of information that relates to an identity theft, you will need to provide us with an identity theft report.

WELLS FARGO

Questions?

Available by phone 24 hours a day, 7 days a week:
1-800-CALL-WELLS (1-800-225-5935)

Online: *wellsfargo.com*

Write: Wells Fargo Bank, N.A. (163)
P.O. Box 6995
Portland, OR 97228-6995

MIDWAY PAN MINE CO
8310 S VALLEY HWY STE 280
ENGLEWOOD CO 80112-5732

IMPORTANT ACCOUNT INFORMATION

For business banking customers who receive a paper statement for an analyzed checking account, the standard monthly fee per statement is $5.00 per account.
For wholesale banking customers, the paper statement fee may vary. Please refer to the annual pricing terms applicable to your account.

Account summary

Analyzed Business Checking

Account number	*Beginning balance*	*Total credits*	*Total debits*	*Ending balance*
[redacted]	$100.00	$0.00	$0.00	$100.00

Daily ledger balance summary

Date	*Balance*
03/31	100.00

Average daily ledger balance **$100.00**

IMPORTANT ACCOUNT INFORMATION

Periodically, it is necessary to update selected sections of the disclosures you received when you opened your account. These updates provide you with the most up to date account information and are very important; so please review this information carefully and feel free to contact us with any questions or concerns.

We are updating the Business Account Agreement ("Agreement") dated April 29, 2016. Effective March 31, 2017, the question and response to "Are there any restrictions on our accepting deposits to your account?" in the section titled "Deposits to your account" are deleted and replaced with the following:

WELLS FARGO

Are we required to accept all deposits to your account?

No. We are permitted to decline all or part of a deposit, including a cash deposit. Some examples are (a) an item made out to a payee not on your account, (b) an item with an endorsement we are unable to verify, (c) a check or draft issued on a credit account, and (d) a non-U.S. item. When we are unable to verify an endorsement on an item, we can also decline to pay, cash, or send the item for collection. We can require all endorsers be present and we may require you to deposit the item instead of permitting you to cash it. For non-U.S. items, please see the response to "How do we handle non-U.S. items?". We may require any person wanting to make a deposit to your account to provide an acceptable form of identification before we accept the deposit for processing.

All other aspects of the Agreement remain the same. If there is a conflict between the updated language above and the Agreement, the updated language will control.

Periodically, it is necessary to update selected sections of the disclosures you received when you opened your account. These updates provide you with the most up to date account information and are very important; so please review this information carefully and feel free to contact us with any questions or concerns.

We are updating the Business Account Agreement ("Agreement") effective April 24, 2017. In the section titled "Statements and other information relating to your deposit account", the response to the question "What happens to a dormant account?" is deleted and replaced with the following:

What happens to a dormant account?
We put safeguards in place to protect a dormant account which may include restricting the following:
- Transfers between your Wells Fargo accounts using your ATM/debit card
- Transfers by phone using our automated banking service
- Transfers or payments through online, mobile, and text banking (including Bill Pay)
- Wire transfers (incoming and outgoing)

Normal monthly service and other fees continue to apply (except where prohibited by law).

If you do not initiate an account-related activity on the account within the time period as specified by state unclaimed property laws, your account funds may be transferred to the appropriate state. This transfer is known as "escheat." If your account becomes escheatable, account statements will not be available. Your account will be closed. To recover your account funds, you must file a claim with the state.

All other aspects of the Agreement remain the same. If there is a conflict between the updated response above and the Agreement, the updated response will control.

Thank you for being a Wells Fargo customer. As a valued Wells Fargo customer we hope you find this information helpful. Again, if you have questions or concerns about these changes, please contact your local banker or call the number listed on your statement.

NOTICE: Wells Fargo Bank, N.A. may furnish information about accounts belonging to individuals, including sole proprietorships, to consumer reporting agencies. If this applies to you, you have the right to dispute the accuracy of information that we have reported by writing to us at: Overdraft Collections and Recovery PO Box 5058 Portland, OR. 97208-5058. You must describe the specific information that is inaccurate or in dispute and the basis for any dispute with supporting documentation. In the case of information that relates to an identity theft, you will need to provide us with an identity theft report.

Analyzed Business Checking

WELLS FARGO

MIDWAY GOLD ROCK MINE CO
8310 S VALLEY HWY STE 280
ENGLEWOOD CO 80112-5732

Questions?

Available by phone 24 hours a day, 7 days a week:
1-800-CALL-WELLS (1-800-225-5935)

Online: *wellsfargo.com*

Write: Wells Fargo Bank, N.A. (163)
P.O. Box 6995
Portland, OR 97228-6995

IMPORTANT ACCOUNT INFORMATION

For business banking customers who receive a paper statement for an analyzed checking account, the standard monthly fee per statement is $5.00 per account.
For wholesale banking customers, the paper statement fee may vary. Please refer to the annual pricing terms applicable to your account.

Account summary

Analyzed Business Checking

Account number	*Beginning balance*	*Total credits*	*Total debits*	*Ending balance*
[redacted]	$100.00	$0.00	$0.00	$100.00

Daily ledger balance summary

Date	*Balance*
03/31	100.00

Average daily ledger balance **$100.00**

IMPORTANT ACCOUNT INFORMATION

Periodically, it is necessary to update selected sections of the disclosures you received when you opened your account. These updates provide you with the most up to date account information and are very important; so please review this information carefully and feel free to contact us with any questions or concerns.

We are updating the Business Account Agreement ("Agreement") dated April 29, 2016. Effective March 31, 2017, the question and response to "Are there any restrictions on our accepting deposits to your account?" in the section titled "Deposits to your account" are deleted and replaced with the following:

WELLS FARGO

Are we required to accept all deposits to your account?

No. We are permitted to decline all or part of a deposit, including a cash deposit. Some examples are (a) an item made out to a payee not on your account, (b) an item with an endorsement we are unable to verify, (c) a check or draft issued on a credit account, and (d) a non-U.S. item. When we are unable to verify an endorsement on an item, we can also decline to pay, cash, or send the item for collection. We can require all endorsers be present and we may require you to deposit the item instead of permitting you to cash it. For non-U.S. items, please see the response to "How do we handle non-U.S. items?". We may require any person wanting to make a deposit to your account to provide an acceptable form of identification before we accept the deposit for processing.

All other aspects of the Agreement remain the same. If there is a conflict between the updated language above and the Agreement, the updated language will control.

Periodically, it is necessary to update selected sections of the disclosures you received when you opened your account. These updates provide you with the most up to date account information and are very important; so please review this information carefully and feel free to contact us with any questions or concerns.

We are updating the Business Account Agreement ("Agreement") effective April 24, 2017. In the section titled "Statements and other information relating to your deposit account", the response to the question "What happens to a dormant account?" is deleted and replaced with the following:

What happens to a dormant account?

We put safeguards in place to protect a dormant account which may include restricting the following:

- Transfers between your Wells Fargo accounts using your ATM/debit card
- Transfers by phone using our automated banking service
- Transfers or payments through online, mobile, and text banking (including Bill Pay)
- Wire transfers (incoming and outgoing)

Normal monthly service and other fees continue to apply (except where prohibited by law).

If you do not initiate an account-related activity on the account within the time period as specified by state unclaimed property laws, your account funds may be transferred to the appropriate state. This transfer is known as "escheat." If your account becomes escheatable, account statements will not be available. Your account will be closed. To recover your account funds, you must file a claim with the state.

All other aspects of the Agreement remain the same. If there is a conflict between the updated response above and the Agreement, the updated response will control.

Thank you for being a Wells Fargo customer. As a valued Wells Fargo customer we hope you find this information helpful. Again, if you have questions or concerns about these changes, please contact your local banker or call the number listed on your statement.

NOTICE: Wells Fargo Bank, N.A. may furnish information about accounts belonging to individuals, including sole proprietorships, to consumer reporting agencies. If this applies to you, you have the right to dispute the accuracy of information that we have reported by writing to us at: Overdraft Collections and Recovery PO Box 5058 Portland, OR. 97208-5058. You must describe the specific information that is inaccurate or in dispute and the basis for any dispute with supporting documentation. In the case of information that relates to an identity theft, you will need to provide us with an identity theft report.

Analyzed Business Checking

Account number: [redacted] ■ April 1, 2017 - April 30, 2017 ■

WELLS FARGO

MDW GOLD ROCK LLP
8310 S VALLEY HWY STE 280
ENGLEWOOD CO 80112-5732

Questions?

Available by phone 24 hours a day, 7 days a week:
1-800-CALL-WELLS (1-800-225-5935)

Online: *wellsfargo.com*

Write: Wells Fargo Bank, N.A. (163)
P.O. Box 6995
Portland, OR 97228-6995

IMPORTANT ACCOUNT INFORMATION

For business banking customers who receive a paper statement for an analyzed checking account, the standard monthly fee per statement is $5.00 per account.
For wholesale banking customers, the paper statement fee may vary. Please refer to the annual pricing terms applicable to your account.

Account summary

Analyzed Business Checking

Account number	*Beginning balance*	*Total credits*	*Total debits*	*Ending balance*
[redacted]	$61,330.02	$0.00	-$505.36	$60,824.66

Debits

Checks paid

Number	*Amount*	*Date*	
1101	505.36	04/04	
		$505.36	**Total checks paid**
		$505.36	**Total debits**

Daily ledger balance summary

Date	*Balance*	*Date*	*Balance*
03/31	61,330.02	04/04	60,824.66

Average daily ledger balance **$60,875.19**

IMPORTANT ACCOUNT INFORMATION

WELLS FARGO

Periodically, it is necessary to update selected sections of the disclosures you received when you opened your account. These updates provide you with the most up to date account information and are very important; so please review this information carefully and feel free to contact us with any questions or concerns.

We are updating the Business Account Agreement ("Agreement") dated April 29, 2016. Effective March 31, 2017, the question and response to "Are there any restrictions on our accepting deposits to your account?" in the section titled "Deposits to your account" are deleted and replaced with the following:

Are we required to accept all deposits to your account?

No. We are permitted to decline all or part of a deposit, including a cash deposit. Some examples are (a) an item made out to a payee not on your account, (b) an item with an endorsement we are unable to verify, (c) a check or draft issued on a credit account, and (d) a non-U.S. item. When we are unable to verify an endorsement on an item, we can also decline to pay, cash, or send the item for collection. We can require all endorsers be present and we may require you to deposit the item instead of permitting you to cash it. For non-U.S. items, please see the response to "How do we handle non-U.S. items?". We may require any person wanting to make a deposit to your account to provide an acceptable form of identification before we accept the deposit for processing.

All other aspects of the Agreement remain the same. If there is a conflict between the updated language above and the Agreement, the updated language will control.

Periodically, it is necessary to update selected sections of the disclosures you received when you opened your account. These updates provide you with the most up to date account information and are very important; so please review this information carefully and feel free to contact us with any questions or concerns.

We are updating the Business Account Agreement ("Agreement") effective April 24, 2017. In the section titled "Statements and other information relating to your deposit account", the response to the question "What happens to a dormant account?" is deleted and replaced with the following:

What happens to a dormant account?

We put safeguards in place to protect a dormant account which may include restricting the following:

- Transfers between your Wells Fargo accounts using your ATM/debit card
- Transfers by phone using our automated banking service
- Transfers or payments through online, mobile, and text banking (including Bill Pay)
- Wire transfers (incoming and outgoing)

Normal monthly service and other fees continue to apply (except where prohibited by law).

If you do not initiate an account-related activity on the account within the time period as specified by state unclaimed property laws, your account funds may be transferred to the appropriate state. This transfer is known as "escheat." If your account becomes escheatable, account statements will not be available. Your account will be closed. To recover your account funds, you must file a claim with the state.

All other aspects of the Agreement remain the same. If there is a conflict between the updated response above and the Agreement, the updated response will control.

Thank you for being a Wells Fargo customer. As a valued Wells Fargo customer we hope you find this information helpful. Again, if you have questions or concerns about these changes, please contact your local banker or call the number listed on your statement.

NOTICE: Wells Fargo Bank, N.A. may furnish information about accounts belonging to individuals, including sole proprietorships, to consumer reporting agencies. If this applies to you, you have the right to dispute the accuracy of information that we have reported by writing to us at: Overdraft Collections and Recovery PO Box 5058 Portland, OR. 97208-5058. You must describe the specific information that is inaccurate or in dispute and the basis for any dispute with supporting documentation. In the case of information that relates to an identity theft, you will need to provide us with an identity theft report.

TD Canada Trust

BURNABY CENTRE BRANCH
1933 WILLINGDON AVE
BURNABY, BC V5C 5J3

Tel: 1-866-222-3456
TTY: 1-800-361-1180

[redacted]

MIDWAY GOLD CORP.
8310 SOUTH VALLEY HWY SUITE 280
ENGLEWOOD CO 80112 USA

Statement of Account		Account Type	Statement From - To
Branch No.	Account No.	CURRENT ACCOUNT	MAR 31/17 - APR 28/17
9656	[redacted]		

DESCRIPTION	CHEQUE/DEBIT	DEPOSIT/CREDIT	DATE	BALANCE
BALANCE FORWARD			MAR31	2,737.16
CIPS CREDIT INTEREST		2.34	APR03	2,739.50
CHQ#00966-2600038734	343.33		APR17	2,396.17
IWPN CHARGES	5.00		APR21	
CMS-BR/PT FEES	30.00		APR21	2,361.17
CHQ#00965-0146035325	1,005.77		APR27	1,355.40
CHQ#00967-2140915522	900.00		APR28	
SERVICE CHARGE	3.75		APR28	
PAPER STMT FEE	5.00		APR28	446.65

3 CHQS ENCLOSED NEXT STATEMENT DATE IS MAY 31/17
MONTHLY AVER. CR. BAL. $2,342.47
MONTHLY MIN. BAL. $446.65
DEP CONTENT- CASH 0 ITEMS 0 UNC BATCH 0

	No.	Amount
Credits	1	2.34
Debits	7	2,292.85

Please ensure that you report in writing any errors or irregularities found within this statement within 30 days of the statement date. If you do not, the statement of account shall be conclusively deemed correct except for any amount credited to the account in error.

Accounts issued by: THE TORONTO-DOMINION BANK

[redacted]

Midway Gold Corp / MG US-Balance Sheet

Reconciliation Summary

Account Number	00058486	2.10112
Account Description	Wells Fargo (USD)	
Period Ending	4/30/2017	

Balance per Bank Statement	12,945,725.37
Add Pending Deposits	.00
Less Outstanding Checks	25,665.19-
	12,920,060.18
Balance per General Ledger	12,920,060.18
Variance	.00

Outstanding Checks

Explanation Alpha Name	G/L Date	Payment Number	Amount
Martin M Hale, Jr.	4/14/2017	00006439	4,750.00-
Richard Sawchak	4/14/2017	00006442	7,250.00-
Trey Anderson	4/14/2017	00006445	3,500.00-
Broadridge ICS	4/28/2017	00006446	17.74-
Dorsey & Whitney LLP	4/28/2017	00006447	2,873.50-
NV Energy	4/28/2017	00006448	123.95-
U.S. Trustee	4/28/2017	00006449	325.00-
U.S. Trustee	4/28/2017	00006450	325.00-
U.S. Trustee	4/28/2017	00006451	325.00-
U.S. Trustee	4/28/2017	00006452	325.00-
U.S. Trustee	4/28/2017	00006453	325.00-
U.S. Trustee	4/28/2017	00006454	4,875.00-
U.S. Trustee	4/28/2017	00006455	325.00-
U.S. Trustee	4/28/2017	00006456	325.00-
			25,665.19-

Midway Gold Corp / MG US-Balance Sheet

Reconciliation Summary

Account Number	00824787	2.10118
Account Description	Wells Fargo Savings (USD)	
Period Ending	4/30/2017	

Balance per Bank Statement	4,862,798.04
Add Pending Deposits	.00
Less Outstanding Checks	.00
	4,862,798.04
Balance per General Ledger	4,862,798.04
Variance	.00

Midway Gold Corp / NV Talon-Balance Sheet

Reconciliation Summary

Account Number	00059200	5.10112
Account Description	Wells Fargo (USD)	
Period Ending	4/30/2017	

Balance per Bank Statement	531.14
Add Pending Deposits	.00
Less Outstanding Checks	325.00-
	206.14
Balance per General Ledger	206.14
Variance	.00

Outstanding Checks

Explanation Alpha Name	G/L Date	Payment Number	Amount
U.S. Trustee	4/28/2017	00001075	325.00-
			325.00-

Midway Gold Corp / MGR-Balance Sheet

Reconciliation Summary

Account Number	00060152	9.10112
Account Description	Wells Fargo (USD)	
Period Ending	4/30/2017	

Balance per Bank Statement	498,718.75
Add Pending Deposits	.00
Less Outstanding Checks	325.00-
	498,393.75
Balance per General Ledger	498,393.75
Variance	.00

Outstanding Checks

Explanation Alpha Name	G/L Date	Payment Number	Amount
U.S. Trustee	4/28/2017	00002118	325.00-
			325.00-

Midway Gold Corp / RR Exploration Balance Sheet

Reconciliation Summary

Account Number	00376862	10.10112
Account Description	Wells Fargo (USD)	
Period Ending	4/30/2017	

Balance per Bank Statement	431.90
Add Pending Deposits	.00
Less Outstanding Checks	325.00-
	106.90
Balance per General Ledger	106.90
Variance	.00

Outstanding Checks

Explanation Alpha Name	G/L Date	Payment Number	Amount
U.S. Trustee	4/28/2017	00003449	325.00-
			325.00-

Midway Gold Corp / Mine Services LLC

Reconciliation Summary

Account Number	00537122	11.10112
Account Description	Wells Fargo (USD)	
Period Ending	4/30/2017	

Balance per Bank Statement	363.00
Add Pending Deposits	.00
Less Outstanding Checks	.00
	363.00
Balance per General Ledger	363.00
Variance	.00

Midway Gold Corp / MDW Pan Hold Corp

Reconciliation Summary

Account Number	00544250	14.10112
Account Description	Wells Fargo (USD)	
Period Ending	4/30/2017	

Balance per Bank Statement	100.00
Add Pending Deposits	.00
Less Outstanding Checks	.00
	100.00
Balance per General Ledger	100.00
Variance	.00

Midway Gold Corp / MDW GR Holding Corp

Reconciliation Summary

Account Number	00544498	15.10112
Account Description	Wells Fargo (USD)	
Period Ending	4/30/2017	

Balance per Bank Statement	100.00
Add Pending Deposits	.00
Less Outstanding Checks	.00
	100.00
Balance per General Ledger	100.00
Variance	.00

Midway Gold Corp / Midway Mining Co

Reconciliation Summary

Account Number	00544746	16.10112
Account Description	Wells Fargo (USD)	
Period Ending	4/30/2017	

Balance per Bank Statement	2,103.73
Add Pending Deposits	.00
Less Outstanding Checks	1,032.95-
	1,070.78
Balance per General Ledger	1,070.78
Variance	.00

Outstanding Checks

Explanation Alpha Name	G/L Date	Payment Number	Amount
MetLife Group Benefits	4/28/2017	00001101	382.95-
U.S. Trustee	4/28/2017	00001102	650.00-
			1,032.95-

Midway Gold Corp / Midway Pan Mine Co

Reconciliation Summary

Account Number	00544994	17.10112
Account Description	Wells Fargo (USD)	
Period Ending	4/30/2017	

Balance per Bank Statement	100.00
Add Pending Deposits	.00
Less Outstanding Checks	.00
	100.00
Balance per General Ledger	100.00
Variance	.00

Midway Gold Corp / Midway Gold Rock Mine

Reconciliation Summary

Account Number	00545242	18.10112
Account Description	Wells Fargo (USD)	
Period Ending	4/30/2017	

Balance per Bank Statement	100.00
Add Pending Deposits	.00
Less Outstanding Checks	.00
	100.00
Balance per General Ledger	100.00
Variance	.00

Midway Gold Corp / MDW Pan LLP

Reconciliation Summary		
Account Number	00545490	19.10112
Account Description	Wells Fargo (USD)	
Period Ending	4/30/2017	

Balance per Bank Statement	.00
Add Pending Deposits	.00
Less Outstanding Checks	.00
Balance per General Ledger	.00
Variance	.00

Midway Gold Corp / MDW Gold Rock LLP

Reconciliation Summary

Account Number	00545738	20.10112
Account Description	Wells Fargo (USD)	
Period Ending	4/30/2017	

Balance per Bank Statement	60,824.66
Add Pending Deposits	.00
Less Outstanding Checks	650.00-
	60,174.66
Balance per General Ledger	60,174.66
Variance	.00

Outstanding Checks

Explanation Alpha Name	G/L Date	Payment Number	Amount
U.S. Trustee	4/28/2017	00001102	325.00-
U.S. Trustee	4/28/2017	00001103	325.00-
			650.00-

Midway Gold Corp / MDW-Balance Sheet

Reconciliation Summary

Account Number	00807893	21.10211
Account Description	TD Canada Trust (CAD)	
Period Ending	4/30/2017	

Balance per Bank Statement	446.65
Add Pending Deposits	.00
Less Outstanding Checks	50.00-
	396.65
Balance per General Ledger	396.65
Variance	.00

Outstanding Checks

Explanation Alpha Name	G/L Date	Payment Number	Amount
Filings Services Canada Inc.	4/14/2017	00000969	50.00-
			50.00-